SCHEDULE 14 A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ARTHROCARE CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ARTHROCARE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2004

TO THE STOCKHOLDERS:

Notice is hereby given that the 2004 Annual Meeting of Stockholders of ArthroCare Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, May 26, 2004 at 1:30 p.m., local time, at the Company’s principal executive offices located at 680 Vaqueros Avenue, Sunnyvale, California 94085 for the following purposes:

(1)    To elect directors of the Company.

(2)    To approve the amendment and restatement of the Company’s 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares.

(3)    To approve the amendment and restatement of the Company’s 2003 Incentive Stock Plan to (a) increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares and (b) provide for the ability to issue stock appreciation rights, restricted stock units, dividend equivalents, performance awards and stock payments, in addition to stock options and restricted stock awards.

(4)    To approve the amendment and restatement of the Company’s 1995 Director Option Plan to (a) provide for the ability to issue restricted stock awards in addition to non-statutory options, and (b) provide new formulas for the issuance of both restricted stock awards and non-statutory options to purchase the Company’s Common Stock.

(5)    To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the 2004 fiscal year.

(6)    To transact such other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 26, 2004 are entitled to vote at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of The Board of Directors

Michael A. Baker

President and Chief Executive Officer

Sunnyvale, California

April 29, 2004

IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

ARTHROCARE CORPORATION

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of ArthroCare Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Wednesday, May 26, 2004 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s principal executive offices located at 680 Vaqueros Avenue, Sunnyvale, California 94085. The Company’s telephone number at that location is (408) 736-0224.

This proxy statement is being mailed on or about May 3, 2004 to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND VOTING SECURITIES

Stockholders of record at the close of business on April 26, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The Company has one series of common shares outstanding, designated Common Stock. At the Record Date, 21,262,161 shares of Common Stock, $0.001 par value (the “Common Stock”), were issued and outstanding and held of record by 216 stockholders.

VOTING, QUORUM, ABSTENTIONS, AND BROKER NON-VOTES

Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal No. 1). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal No. 1). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” with regard to a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the holders of Common Stock, present in person or represented by proxy, at the Annual Meeting and “entitled to vote on the subject matter” (the “Votes Cast”) with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Therefore, for purposes of the election of directors (Proposal No. 1), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same practical effect as votes against these proposals, and broker non-votes will not have any effect on the outcome of the vote.

PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS:

(I)	FOR THE ELECTION OF THE SEVEN PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS’ NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

(II)	FOR APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 150,000 SHARES.

(III)	FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2003 INCENTIVE STOCK PLAN TO (A) INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 750,000 SHARES AND (B) PROVIDE FOR THE ABILITY TO ISSUE STOCK APPRECIATION RIGHTS, RESTRICTED STOCK UNITS, DIVIDEND EQUIVALENTS, PERFORMANCE AWARDS AND STOCK PAYMENTS, IN ADDITION TO STOCK OPTIONS AND RESTRICTED STOCK AWARDS.

(IV)	FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1995 DIRECTOR OPTION PLAN TO (A) PROVIDE FOR THE ABILITY TO ISSUE RESTRICTED STOCK AWARDS IN ADDITION TO NON-STATUTORY OPTIONS, AND (B) PROVIDE NEW FORMULAS FOR THE ISSUANCE OF BOTH RESTRICTED STOCK AWARDS AND NON-STATUTORY OPTIONS TO PURCHASE THE COMPANY’S COMMON STOCK.

(V)	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE 2004 FISCAL YEAR.

NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING FROM TIME TO TIME.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION

The cost of soliciting proxies will be borne by the Company. The Company may retain Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $6,500. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram. The Company has excluded fees for attorneys, accountants, public relations or financial advisors, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation by the amount normally expended for a solicitation for an election of directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders who intend to present a proposal for inclusion in the Company’s proxy materials for the 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 must submit the proposal to the Company no later than January 1, 2005. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Stockholders wishing to nominate director candidates should read the section entitled “Board Meetings and Committees—Nominating and Corporate Governance Committee.”

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock as of April 1, 2004 by:

•	each of the Company’s directors,

•	each Named Executive Officer named in the Summary Compensation Table appearing herein,

•	all directors and executive officers of the Company as a group, and

•	each person known by the Company to beneficially own more than 5% of the Company’s Common Stock (based on information supplied in Schedules 13D and 13G filed with the SEC).

The address for all executive officers and directors is c/o ArthroCare Corporation, 680 Vaqueros Avenue, Sunnyvale, CA 94085.

Name and Address	Common Stock Beneficially Owned Excluding Options Exercisable Within 60 Days of April 1, 2004	Stock Options Exercisable Within 60 Days of April 1, 2004	Total Common Stock Beneficially Owned(1)	Approximate Percentage of Class Owned(2)
Brown Investment Advisory & Trust Co. 19 South Street Baltimore, MD 21202	2,506,455	—	2,506,455	10.9%

Kern Capital Management, LLC 114 West 47th Street, #1926 New York, NY 10026	2,047,600	—	2,047,600	8.9%
Entities affiliated with Deutsche Bank AG Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	1,449,043	—	1,449,043	6.3%

Entities affiliated with Waddell & Reed Investment Company 6300 Lamar Avenue Overland Park, KS 66202	1,180,000	—	1,180,000	5.1%

Board of Directors

Michael A. Baker	204,779	740,944	945,723	4.1%

Barbara D. Boyan, Ph.D.	—	—	—	—

David F. Fitzgerald	—	12,500	12,500	*

James G. Foster	—	27,500	27,500	*

Tord B. Lendau	1,478	67,500	67,500	*

Jerry Widman	—	27,500	27,500	*

Peter L. Wilson	5,000	67,500	72,500	*

Named Executive Officers

Fernando V. Sanchez	36,326	114,212	150,538	*

Richard Christensen	—	80,642	80,642	*

John H. Giroux	1,510	73,975	75,485	*

John R. Tighe	14,614	132,155	146,769	*

All directors and executive officers as a group (18 persons)	286,444	2,011,821	2,298,265	10.0%

*	Represents less than 1% of class.

(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Applicable percentage ownership is based on 21,057,199 shares of Common Stock outstanding as of April 1, 2004 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of Common Stock subject to the options currently exercisable, or exercisable within 60 days of April 1, 2004, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

NOMINEES

The Company’s Board of Directors currently consists of seven members, and a Board of seven directors will be elected at the Annual Meeting. The Company’s bylaws provide that there will be seven nominees for seven Board seats at the time of the Annual Meeting and no vacancies on the Board of Directors following the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them at the Annual Meeting for the seven current directors of the Company, all of whom are named as nominees below. The proxies cannot be voted for a greater number of persons than the number of nominees nominated. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a director. If stockholders nominate additional persons for election as directors, the proxy holder will vote all proxies received by him to assure the election of as many of the Board of Directors’ nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until that person’s successor has been elected.

VOTE REQUIRED

The seven nominees receiving the highest number of affirmative votes of the Votes Cast shall be elected as directors of the Company for the ensuing year.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED IN THIS PROPOSAL NO. 1.

The names of the nominees, and certain information about them, are set forth below.

Name of Nominee	Age	Position	Director Since
Michael A. Baker	45	President and Chief Executive Officer, Director	July 1997
Barbara D. Boyan, Ph.D.	56	Director	March 2004
David F. Fitzgerald	70	Director	April 2003
James G. Foster	57	Director	August 2002
Tord B. Lendau	47	Director	June 2001
Jerry P. Widman	61	Director	November 2002
Peter L. Wilson	59	Director	June 2001

There are no family relationships among any directors or executive officers of the Company.

Michael A. Baker has served as President, Chief Executive Officer and a director of the Company since July 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc., a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice President, General Manager of Medtronic’s Coronary Vascular Division. Since September 30, 2003, Mr. Baker has served as a director, and a member of the Audit Committee, of Conceptus, Inc. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an M.B.A. from the University of Chicago.

Barbara D. Boyan, Ph.D. became a director of the Company in March 2004. From 2002, Dr. Boyan has been a Professor in the Wallace H. Coulter Department of Biomedical Engineering at Georgia Tech and Emory University, Georgia Institute of Technology in Atlanta, Georgia. During the same timeframe, Dr. Boyan has also held the Price Gilbert, Jr. Chair in Tissue Engineering at the Georgia Institute of Technology and Dr. Boyan has been Deputy Director for Research, Georgia Tech/Emory Center for Engineering of Living Tissues, Georgia Institute of Technology. From 1981 to 2002, Dr. Boyan was Professor and Vice Chair for Research, Department of Orthopaedics, University of Texas Health Science Center at San Antonio, San Antonio, Texas, where she also served as Director, Industry University Cooperative Research Center and Director, Center for the Enhancement of the Biology/Biomaterials Interface. Dr. Boyan is a founder of Osteobiologics, Inc. and a founder and Chief Scientific Officer of Orthonics, Inc., two companies that specialize in Orthopedics. Dr. Boyan is a consultant to several companies and institutes, including: EBI, LLP; Exactech, Inc.; Musculoskeletal Transplant Foundation; Spinology, Inc.; Biomimetics; OrthoLogic Corporation; Chrysalis BioTechnology, Inc.; and Institut Straumann AG. These companies and institutes focus on a variety of biomedical technologies, including, among other things, bone graft substitutes, cartilage repair and electromagnetic fields, and dental implant materials. Dr. Boyan has also served on the board of directors of various charitable and non-profit organizations, and educational institutions, including the International Conferences on the Chemistry and Biology of Mineralized Tissue, the International Conferences on the Growth Plate, the Dentistry Division of the American Association for the Advancement of Science. Dr. Boyan also a member of the following committees of the American Academy of Orthopedic Surgeons: Women’s Health Initiatives; Orthopedic Device Forum; and Biologic Implants. Dr. Boyan holds a B.A., M.A. and Ph.D. in biology from Rice University.

David F. Fitzgerald became a director of the Company in April 2003. Mr. Fitzgerald spent twenty-five years in management positions at Pfizer, Inc., serving as President and Chief Executive Officer of its Howmedica division during his last fifteen years with the company, prior to retiring in 1996. Mr. Fitzgerald also serves on the boards of LifeCell Corp. and Orthovita Inc. He holds a B.S. from American International College and M.B.A. from New York University.

James G. Foster became a director of the Company in August 2002. From December 1994 until he retired in June 2001, Mr. Foster was Vice President and General Manager of Medtronic Heart Valves, a division of Medtronic, Inc., a medical device company. From February 1984 to December 1994, Mr. Foster held various positions at Medtronic including Vice President of Cardiac Surgery Sales & Strategic Planning in 1994, Vice President and General Manager of Medtronic Neurological Implantables from 1992 to 1994, Vice President and General Manager of Medtronic Interventional Vascular from 1990 to 1992 and Vice President and General Manager of Medtronic Blood Systems from 1983 to 1989. Since March 1995, Mr. Foster has also been a director of LifeCell Corporation, a company engaged in the development and commercialization of biological products to repair and replace damaged human tissue. Since July 2003, Mr. Foster has been a directors of Neothermia Corp., a company engaged in the development and marketing of a unique, state-of-the-art breast biopsy technology and products. Mr. Foster also serves on the boards of the International Heart Institute of Montana Foundation and Life Coaches. He holds a master’s degree in management from the Sloan School at MIT and a B.S. from St. Joseph’s University in Philadelphia.

Tord B. Lendau became a director of the Company in June 2001. Mr. Lendau is the Chief Executive Officer of Artimplant AB, a biomaterials company listed on the O-list of the Stockholm Stock Exchange. From 1998 to 2001, Mr. Lendau was President of Noster Systems AB, a medical device company developing a system to detect the bacteria that causes stomach ulcers. During 1998, Mr. Lendau was president of Bottnia Internet Provider AB, a media and internet provider. From 1997 to 1998, he acted as president of ArthroCare Europe AB, overseeing the start-up of its international operations. Mr. Lendau was vice president and general manager of Medtronic/Synectics from 1996 to 1997 after the acquisition of Synectics Medical AB by Medtronic, Inc. Prior to this acquisition, from 1991 to 1996, Mr. Lendau was the CEO of Synectics Medical AB, a Swedish public company. Mr. Lendau also serves on the board of directors of ArthroCare Europe AB, Diamyd AB and Noster Systems AB. Mr. Lendau studied in M.Sc. at Linköping University and has a B.S. degree in Electronics from Sw. Gymnasieingenjör El-Tele in Borlänge, Sweden.

Jerry P. Widman became a director of the Company in November 2002. From 1982 to 2001, Mr. Widman served as the Chief Financial Officer of Ascension Health, a large U.S. not-for-profit multi-hospital system.

Mr. Widman currently serves as a member of the board of directors and the audit committee of United Surgical Partners International, a publicly traded ambulatory surgery centers company, and Cutera, a publicly traded laser and other light-based products company. Mr. Widman also serves as a member of the board of directors of several privately held companies and is on the advisory board of Seneca Health Partners, a private equity firm. Mr. Widman holds a B.A. in Business from Case-Western Reserve University, an M.B.A. from the University of Denver, and a J.D. from Cleveland State University, and is a Certified Public Accountant.

Peter L. Wilson became a director of the Company in June 2001. Mr. Wilson is currently an advisory board member of A.M. Pappas & Associates, which manages public and private investments in the life sciences industry. Mr. Wilson also serves on the Board of Directors of Conceptus, Inc., which markets a device for female sterilization, and of Microban International, a manufacturer of antimicrobial compounds for use in plastics and synthetic fibers. Mr. Wilson served as President and Chief Executive Officer of Patient Education Systems from 1995 to 1998. Between 1992 and 1994, Mr. Wilson was an independent consultant of business and marketing in the healthcare industry. From 1972 to 1992, Mr. Wilson worked for Procter & Gamble/Richardson Vicks, where he held various positions as President of Richardson Vicks, and Vice President/General Manager of Procter & Gamble Vicks Healthcare, Vidal Sassoon and Personal Care Divisions. Mr. Wilson holds an M.B.A. in Marketing from Columbia University and a B.A. of Geology from Princeton University.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held nine meetings during the year ended December 31, 2003 (the “Last Fiscal Year”). The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Corporate Strategy Committee. From time to time, the Board has created other ad hoc committees for special purposes. The Board has no such ad hoc committees at this time.

Audit Committee.    During the Last Fiscal Year, the Audit Committee consisted of Mr. Widman, Mr. Wilson and, until May 2003, Ms. Campbell-White. After Ms. Campbell-White resigned from the Board in May 2003, Mr. Fitzgerald replaced her on the Audit Committee. The Audit Committee is responsible for, among other duties, reviewing the results and scope of the audit and other services provided by the Company’s independent auditors and reviewing and discussing audited financial statements and other accounting matters with the management of the Company. During the Last Fiscal Year, the Audit Committee held five meetings during which they reviewed and discussed financial presentations and related matters. The Audit Committee also met with the Company’s independent auditors to discuss the audit for the Last Fiscal Year.

Our board has determined that the four members who have served on the Audit Committee during the Last Fiscal Year, Ms. Campbell-White and Messrs. Fitzgerald, Widman and Wilson, are independent under SEC rules and Nasdaq listing standards. Furthermore, our Board of Directors has determined that at least one Audit Committee member qualifies as an independent “audit committee financial expert” under SEC rules and has accounting or related financial expertise under Nasdaq listing standards. Mr. Widman has been identified as an independent audit committee financial expert. No member of the Audit Committee serves on more than three audit committees of publicly held companies.

The Company has adopted an Audit Committee Charter. Our Audit Committee Charter is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Audit Committee Charter on our website.

Compensation Committee.    During the Last Fiscal Year, the Compensation Committee consisted of Mr. Foster, Mr. Wilson and, until May 2003, Ms. Campbell-White. After Ms. Campbell-White resigned from the Board in May 2003, Mr. Fitzgerald replaced her on the Compensation Committee. The Compensation Committee is responsible for, among other duties, reviewing and approving the compensation arrangements for the Company’s senior management and any compensation plans in which the executive officers and directors are eligible to participate. The Compensation Committee held seven meetings during the Last Fiscal Year.

The Company has adopted a Compensation Committee Charter, a copy of which is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Compensation Committee Charter on our website.

Corporate Strategy Committee.    During the Last Fiscal Year, the Corporate Strategy Committee consisted of Mr. Baker, Mr. Foster, Mr. Lendau and Mr. Wilson. The Corporate Strategy Committee is responsible for, among other duties, assisting the Company’s management in forming and implementing corporate strategy, and in evaluating possible strategic transactions. The Corporate Strategy Committee held six meetings during the Last Fiscal Year.

The Company has adopted a Corporate Strategy Committee Charter, a copy of which is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Corporate Strategy Committee Charter on our website.

Nominating and Corporate Governance Committee.    During the Last Fiscal Year, the Nominating and Corporate Governance Committee consisted of Mr. Lendau, Mr. Widman and Mr. Wilson. The Nominating and Corporate Governance Committee is responsible for, among other duties, identifying appropriate candidates for nomination to membership on the Board of Directors. The Nominating and Corporate Governance Committee held two meetings during the Last Fiscal Year. The Nominating and Corporate Governance Committee is also responsible for reviewing director nominees recommended by stockholders of the Company. The procedures for making such a recommendation are described in the Company’s bylaws and below in the section entitled “Process for Identification and Recommendation of Director Candidates”.

Our board has determined that the three members who serve on the Nominating and Corporate Governance Committee during the Last Fiscal Year, Messrs. Lendau, Widman and Wilson, are independent under SEC rules and Nasdaq listing standards.

Process for Identification and Recommendation of Director Candidates.    Members of our Nominating and Corporate Governance Committee and our security holders may recommend or suggest director candidates. You should refer any director candidates for consideration to our Nominating and Corporate Governance Committee, which may then recommend the director candidate to our board for its consideration, if deemed appropriate.

If you wish to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee, you must make such recommendation by following the procedures described below in “Communications with Our Board of Directors” and in the section entitled “The 2004 Annual Meeting of Stockholders—Deadline for Receipt of Stockholder Proposals.” Each security holder recommendation must include at a minimum the following: (i) the director candidate’s name; (ii) the director candidate’s biographical information and qualifications; (iii) whether the director candidate is a member of any recommending security holder’s immediate family; (iv) whether a director candidate, or any member of the director candidate’s immediate family, has been an employee of any recommending security holder; (v) whether the director candidate, or any member of the director candidate’s immediate family, has accepted any consulting, advisory or other compensatory fees from any recommending security holder or any affiliate thereof; (vi) whether the director candidate is an executive officer, director (or person fulfilling similar functions) of any recommending security holder or any affiliate thereof; (vii) whether the director candidate controls any recommending security holder; and (viii) the director candidate’s acknowledgement that such person is willing to be nominated for directorship and serve as director if elected. Security holders recommending director candidates must provide the Nominating and Corporate Governance Committee with any additional information as may reasonably be required to determine whether the director candidate is qualified to serve on the Board of Directors or any committee thereof.

Our Nominating and Corporate Governance Committee will investigate, evaluate and interview, as appropriate, a director candidate with regard to his or her individual characteristics as well as with regard to how those characteristics fit with the short- and long-term needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee and our Board of Directors, as appropriate, review the following considerations, among others, in their evaluation of candidates for nomination to our Board of Directors:

•	experience in corporate governance;

•	experience in our industry;

•	experience as a board member of a publicly held company;

•	academic expertise in the area of our operations;

•	independence from our Company;

•	loyalty, positive reputation and ethical character;

•	stock-ownership in our Company;

•	social and professional diversity; and

•	other relevant legal and regulatory qualifications.

Candidates recommended by a security holder will be evaluated in the same manner as any candidate identified by a member of our Nominating and Corporate Governance Committee.

Dr. Boyan was recommended to the Board of Directors by a non-management director. The remaining nominees approved for inclusion on the Company’s proxy card, attached hereto, are either executive officers or directors standing for re-election.

The Company has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Nominating and Corporate Governance Committee Charter on our website.

DIRECTOR ATTENDANCE POLICY

No currently incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he or she served.

One of our directors attended the 2003 Annual Meeting of Stockholders held on May 28, 2003. Our Board of Directors has adopted a policy, whereby the Annual Meeting of Stockholders is scheduled on a date that maximizes director attendance.

DIRECTOR COMPENSATION

As of April 1, 2004, non-employee directors receive quarterly retainers of $2,500 at the beginning of each calendar quarter. The Audit Committee chairman receives an additional quarterly retainer of $2,500 at the beginning of each calendar quarter. The Compensation Committee chairman and the Nominating and Corporate Governance Committee chairman each receive an additional quarterly retainer of $1,250 at the beginning of each calendar quarter. The lead independent director received an additional quarterly retainer of $3,750 at the beginning of each calendar quarter. Attendance at meetings of the Board of Directors is compensated at the rates of $2,000 for in-person meetings and $500 for telephonic attendance in the event the board meeting is less than two hours in length and $1,000 if it is more than two hours in length. Attendance at committee meetings is compensated at the rate of $500 per meeting, unless the committee meeting is held in conjunction with an in person board meeting, in which case no compensation is paid for attendance at the committee meeting. Directors are reimbursed for out-of-pocket expenses they incur in connection with their attendance at meetings of the Board of Directors and committees of the Board of Directors. The maximum annual cash compensation for each non-employee director is $50,000.

Assuming approval of Proposal No. 2, under our Amended and Restated Director Option Plan, which is described below under the Proposal No. 2, each member of our Board of Directors who is not an employee will automatically receive an option to purchase 25,000 shares of the Company’s Common Stock (an “Initial Option”) and 2,500 shares of restricted stock (an “Initial Equity Grant”) on the date on which he or she first becomes a director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. The exercise price per share of the Initial Option is equal to the closing price of the Common Stock subject to the option on the date of the grant of the Initial Option. The Initial Equity Grant vests as to 25% of the shares on each anniversary of its grant date. Thereafter, each non-employee director automatically receives an option to purchase 10,000 shares of the Company’s Common Stock (a “Subsequent Option”) and 1,500 shares of restricted stock (a “Subsequent Equity Grant”) on the date of the Company’s annual meeting of stockholders, upon such director’s re-election to the Board, if, on such date, he or she has been on the Board for at least six months. The exercise price per share of the Subsequent Option is equal to the closing price of one share of the Company’s Common Stock on the date of the grant of the Subsequent Option. The Subsequent Equity Grant vests as to 12.5% of the shares on the first day of each month following its grant date. If elected to our Board of Directors at the 2004 Annual Meeting of Stockholders, outside director nominees Mr. Fitzgerald, Mr. Foster, Mr. Lendau, Mr. Widman and Mr. Wilson each will be granted a Subsequent Option and a Subsequent Equity Grant. Dr. Boyan will not receive a Subsequent Option Grant or a Subsequent Equity Grant until after she has served on the Board of Directors for six months.

COMMUNICATIONS WITH THE BOARD

Our Board of Directors has adopted a policy regarding communication between security holders and the Board of Directors. Stockholders and other interested constituencies may contact an individual director, our Board of Directors as a group, a specified committee of our Board of Directors, or a specified board group, including the non-management directors as a group, by the following means:

Mail:        ArthroCare Corporation

 c/o Lead Independent Director

 680 Vaqueros Avenue

 Sunnyvale, California 94085-3523

Our Lead Independent Director is currently Peter L. Wilson. Please clearly specify in each communication the applicable addressee or addressees you wish to contact as well as the general topic of the communication. You should also include the following information in your communication: (i) your name, mailing address and telephone number; (ii) the number and type of the Company’s securities you hold; and (iii) if you are not a record owner of the Company’s securities, the name of the record owner of the Company’s securities beneficially owned by you.

If you wish to recommend director candidates to the Nominating and Corporate Governance Committee, you must include the information described above in “Nominating and Corporate Governance Committee—Process for Identification and Recommendation of Director Candidates.”

We will initially receive and process communications before forwarding them, if appropriate, to the applicable parties. We will generally not forward to the directors stockholder communications that we determine to be primarily commercial in nature or to relate to an improper or irrelevant topic, or that merely request general information about us. Generally, however, we will make available for review by the non-management directors non-commercial direct communications addressed to the non-management directors as a group that were not originally forwarded on to such parties by us.

We outline the procedures for submission of stockholder proposals for inclusion in our proxy statement for the 2005 Annual Meeting of Stockholders and submission of nominations of persons for election to the board of directors or proposals for business to be considered at our 2005 Annual Meeting in the section entitled “The 2004 Annual Meeting of Stockholders—Deadline for Receipt of Stockholder Proposals.” We will not process any of these proposals or nominations unless they comply with the procedures and deadlines outlined in that section.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and officers and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms submitted to it during the Last Fiscal Year, the Company believes that, during the Last Fiscal Year, all such reports were timely filed.

PROPOSAL NO. 2:

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors of the Company approved the amendment and restatement of the Company’s 1996 Employee Stock Purchase Plan (the “ESPP”) in March 2004, subject to stockholder approval, to increase the number of shares reserved for issuance under the ESPP by 150,000 shares to 450,000 shares (the “ESPP Amendment”). During the Last Fiscal Year, 66,933 shares were purchased at a weighted average price of $11.23 by employee participants under the ESPP. As of the date of this proxy statement, 274,562 shares have been purchased under the ESPP, leaving 25,438 shares available for issuance pursuant to the ESPP. The closing price of the Common Stock as of April 1, 2004 was $23.64 per share. The proposed increase in the number of shares of Common Stock reserved for issuance under the ESPP is for the purposes of establishing a reserve for purchases of Common Stock by employee participants pursuant to the terms of the ESPP.

VOTE REQUIRED

The affirmative vote of the majority of the Votes Cast will be required to approve the proposed amendment to the ESPP.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE ESPP.

SUMMARY OF ESPP

The principal features of the ESPP are outlined below. This summary is qualified in its entirety by reference to the ESPP, which is attached as Appendix A to this proxy statement. This summary assumes approval of this Proposal No. 2.

General.    The ESPP, which is intended to qualify under the provisions of Section 423 of the Internal Revenue Code of 1986 (the “Code”), provides for the grant to employees of rights to purchase shares of the Company’s Common Stock at reduced prices through payroll deductions.

Administration.    The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of at least two members of the Board of Directors (the “Plan Administrator”). The Plan Administrator has final authority for interpretation of any provisions of the ESPP or of any right to purchase stock granted under the ESPP. All costs and expenses associated with the administration of the ESPP are borne by the Company.

Shares Subject to the ESPP.    450,000 shares of Common Stock will be reserved for issuance under the ESPP.

Participation and Offering Periods.    The ESPP is implemented by consecutive six month periods commencing on each June 1 and December 1 during the term of the ESPP (“Offering Periods”). The Board of Directors may change the frequency and duration of Offering Periods under the ESPP by providing at least 15 days advance notice of the change to plan participants.

Eligibility and Enrollment.    Employees of the Company (including officers) that customarily work more than twenty hours a week and more than five months per calendar year are eligible to participate in the ESPP as of the first day of the first Offering Period after they become eligible to participate in the ESPP. However, no employee is eligible to participate in the ESPP if, immediately after the election to participate, such employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company. In addition, no employee is permitted to participate if the rights of the employee to purchase Common Stock of the Company under the ESPP and all similar purchase plans of the Company or its subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year.

Eligible employees become participants in the ESPP by executing a participation agreement and filing it with the Company’s stock administrator no later than the deadline stated on the participation agreement. By enrolling in the ESPP, a participant is deemed to have elected to purchase the maximum number of whole shares of Common Stock that can be purchased with the compensation withheld during each Offering Period for which the participant is enrolled. With respect to any Offering Period, no participant is eligible to purchase more than such number of shares of Common Stock as is determined by dividing $12,500 by the fair market value of a share of Common Stock on the first day of the Offering Period.

Payroll Deductions.    The payroll deductions made for each participant may not be more than 10% of a participant’s compensation. Compensation is defined in the ESPP as the compensation paid to a participant during an Offering Period that is reported by the Company on Form W-2 for federal income tax purposes. Compensation includes payments for overtime work and shift premiums, incentive compensation, incentive payments, sales commissions, bonuses and other compensation. Payroll deductions commence with the first paycheck issued during the first Offering Period for which the participant is enrolled and are deducted from subsequent paychecks throughout each Offering Period unless changed or terminated as provided in the ESPP. The participant may, if permitted by Plan administrator, decrease the rate of payroll withholding during an Offering Period by filing a new participation agreement. The participant may increase or decrease the rate of payroll withholding during an Offering Period by filing a new participation agreement with the Company’s stock administrator.

The Company maintains a plan account in the name of each participant and credits the amount deducted from compensation to such account. No interest accrues to the money held in the account pending purchase of shares of common stock.

Purchase of Stock; Price.    As of the last day of each Offering Period, each participant’s accumulated payroll deductions are applied to the purchase of whole shares of Common Stock at a price which is the lower of (i) 85% of the fair market value per share of the Common Stock on the first day of the Offering Period or (ii) 85% of the fair market value per share of the Common Stock on the last day of the Offering Period. The fair market value of the Common Stock on a given date is defined as the closing price on such date as reported by the Nasdaq National Market. In the event that the aggregate number of shares which all participants elect to purchase during an Offering Period exceeds the number of shares remaining for issuance under the ESPP, the available shares will be ratably divided and any excess cash will be refunded to the participants.

Participants are notified by statements of account as soon as practicable following the end of each Offering Period as to the amount of payroll deductions, the number of shares purchased, the purchase price and the remaining cash balance of their plan account. Certificates representing whole shares are delivered to a brokerage account and kept in such account pursuant to the participation agreement. The shares must be kept in the brokerage account for two years from the date of grant unless sold.

Withdrawal From the ESPP.    Participants may withdraw from participation under the ESPP at any time up to the last day of an Offering Period by filing the prescribed form with the Company’s stock administrator. As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant’s plan account are refunded in cash, without interest. A participant who has withdrawn from the ESPP shall not be a participant in future Offering Periods unless he or she re-enrolls pursuant to the ESPP’s guidelines.

Termination of Employment.    Termination of a participant’s status as an eligible employee for any reason, including death, is treated as an automatic withdrawal from the ESPP. A participant may designate in writing a beneficiary who is to receive shares and cash in the event of the participant’s death subsequent to the purchase of shares, but prior to delivery. A participant may also designate a beneficiary to receive cash in his or her account in the event of such participant’s death prior to the last day of the Offering Period.

Nontransferability.    The rights or interests of any participant in the ESPP or in any shares or cash to which such participant may be entitled, are not transferable, except as permitted by the Code, by will or by the laws of descent and distribution. An attempt by a participant to transfer an interest in violation of the ESPP is treated as an automatic withdrawal.

Amendment and Termination of the ESPP.    The Board of Directors has the right to amend, modify or terminate the ESPP at any time without notice; provided, however, stockholder approval shall be obtained when required by applicable laws, regulations or rules.

Adjustments Upon Changes in Capitalization.    In the event of a subdivision or consolidation of outstanding shares, the payment of a stock dividend or other increase or decrease in such shares effected without the receipt of consideration by the Company, the aggregate number of shares offered under the ESPP, the number and price of shares which any participant may elect to purchase and the maximum number of shares which a participant may elect to purchase under the ESPP in any Offering Period, shall be proportionately adjusted. In the event of a dissolution or liquidation of the Company, the ESPP shall terminate, unless the Plan Administrator provides otherwise, and all amounts which each participant has paid towards the stock purchase price shall be refunded. The ESPP also provides that, in the event of (i) a merger of the Company with or into any other corporation; or (ii) any sale of all or substantially all of the assets of the Company, then the Plan Administrator has the discretion to provide that each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, or the Plan Administrator may shorten the current offering period and provide for all sums collected by payroll deductions to be applied to purchase stock immediately prior to the change in control.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary as of this date of the federal income tax consequences to the Company and employees participating in the ESPP. The federal tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences for participation in this ESPP.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. The ESPP is not subject to any provisions of the Employees Retirement Income Security Act of 1974. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the Offering Period and one year from the date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are held for the periods described above, are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the ESPP.

NEW PLAN BENEFITS

The amounts of future stock purchases under the ESPP are not determinable because, under the terms of the ESPP, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of the Company’s Common Stock.

PROPOSAL NO. 3:

APPROVAL OF THE AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

The Board of Directors of the Company approved the Amended and Restated 2003 Incentive Stock Plan (the “2003 Plan”) in March 2004, subject to stockholder approval, to (a) increase the number of shares reserved for issuance under the Director Plan by 750,000 shares to 1,250,000 shares and (b) provide for the ability to issue stock appreciation rights, or SARs, restricted stock units, dividend equivalents, performance awards and stock payments, in addition to stock options and restricted stock awards (the “2003 Plan Amendment”). During the Last Fiscal Year, 21,249 shares were granted at a weighted average exercise price of $13.80 to certain key employees under the 2003 Plan. As of the date of this proxy statement, options for 394,894 shares are outstanding under the 2003 Plan, and 105,106 shares remain available for future grant. The closing price of the Common Stock as of April 1, 2004 was $23.64 per share. The proposed increase in the number of shares of Common Stock reserved for issuance under the 2003 Plan is for the purposes of ensuring that the Company has a sufficient reserve of Common Stock available to attract and retain the services of key individuals essential to the Company’s long-term growth and success.

The 2003 Plan is not being amended in any respect other than to reflect the changes described above.

The 2003 Plan authorizes the grant to our employees of options that qualify as incentive stock options, or ISOs, under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming approval of this Proposal No. 3, the 2003 Plan will also authorize the grant of non-statutory stock options, restricted stock awards, SARs, restricted stock units, dividend equivalents, performance awards and stock payments to our employees and consultants.

VOTE REQUIRED

The affirmative vote of the majority of the Votes Cast will be required to approve the proposed amendment and restatement of the 2003 Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE 2003 PLAN.

SUMMARY OF 2003 PLAN

The principal features of the 2003 Plan are outlined below. This summary is qualified in its entirety by reference to the 2003 Plan, which is attached as Appendix B to this proxy statement. This summary assumes approval of this Proposal No. 3.

Purpose.    The purposes of the 2003 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of the Company’s business.

Eligibility; Administration.    The 2003 Plan provides that awards may be granted to employees and consultants of the Company or any parent or subsidiary of the Company. ISOs may only be granted to employees. As of April 1, 2004, approximately 573 people were eligible to participate in the 2003 Plan. The 2003 Plan may be administered by the Board of Directors or Board Committees (the “Administrator”). To the extent that the Administrator determines it to be desirable to qualify awards granted under the 2003 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code, the 2003 Plan will be administered by a committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions under the 2003 Plan as exempt under Rule 16b-3 of the

Securities Exchange Act of 1934, as amended, the transactions contemplated under the 2003 Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

The Administrator of the 2003 Plan will have full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 2003 Plan. The interpretation and construction of any provision of the 2003 Plan by the Administrator will be final and conclusive.

Securities Subject to the 2003 Plan.    The number of shares of Common Stock that may be issued pursuant to awards granted under the 2003 Plan shall not exceed, in the aggregate, 1,250,000 shares. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award will be available for future grant or sale under the 2003 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations or shares of restricted stock which are repurchased by us using the cash proceeds received by us from option exercises and from the value of any tax deductions realized by us with respect to option exercises may again be optioned, granted or awarded under the 2003 Plan.

Awards Under the 2003 Plan.    The 2003 Plan will provide that the Administrator may grant or issue stock options, stock appreciation rights, restricted stock awards, restricted stock units, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Non-Statutory Stock Options, or NSOs, will provide for the right to purchase common shares at a specified price which may not be less than the par value of a share of our Common Stock on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NSOs may be granted for any term specified by the administrator.

Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100% of the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a “10% Owner”, the 2003 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock Awards may be sold to participants at various prices or granted with no purchase price and may be made subject to such conditions or restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. The Administrator shall establish the purchase price, if any, and form of payment for each restricted stock award. A restricted stock award is accepted by the execution of a restricted stock purchase agreement between us and the purchaser, accompanied by the payment of the purchase price for the shares. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Restricted Stock Units may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, restricted stock units may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Plan, until vesting conditions are removed or expire. Unlike restricted stock, restricted stock units will not be issued until the restricted stock unit award has vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted by the Administrator in connection with stock options or other awards typically will provide for payments to be holder based upon increases in the price of our ordinary shares over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in ordinary shares or in a combination of both.

Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance Awards may be granted by the Administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance targets and may be paid in cash or in ordinary shares or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our ordinary shares over a predetermined period. Performance awards may also include bonuses that may be granted by our compensation committee on an individual or group basis and which may be payable in cash or in ordinary shares or in a combination of both.

Stock Payments may be authorized by the Administrator in the form of ordinary shares or an option or other right to purchase ordinary shares as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

The Administrator may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to such covered employees restricted stock, restricted stock units, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions or operating units:

•	net earnings;

•	net losses;

•	sales or revenue;

•	operating earnings;

•	operating cash flow;

•	return on assets or capital;

•	return on stockholders’ equity;

•	stockholder returns;

•	gross or net profit margin;

•	earnings per share;

•	price per share of our Common Stock; and

•	market share.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2003 Plan to any individual in any calendar year may not exceed 500,000 shares of Common Stock.

Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted, subject to the limitations described above with respect to ISOs and NSOs.

Exercise of Option; Form of Consideration.    The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Plan permits payment to be made by cash, check, promissory note, other shares of our Common Stock (with some restrictions), cashless exercise or any combination thereof.

Term of Option.    The term of options granted under the 2003 Plan may be no more than 10 years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of all classes of our stock or any of our parent or subsidiary companies, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Exercisability Following Termination of Employment.    If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 2003 Plan expire on the earlier of (1) the date set forth in his or her notice of grant (which date may not be more than three months after the date of such termination in the case of an ISO), or (2) the expiration date of such option. Options granted under the 2003 Plan generally remain exercisable for 90 days following an optionee’s termination (other than for death or disability). To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates.

Exercisability Following Disability.    If an optionee’s employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the 2003 Plan expire on the earlier of (1) 12 months from the date of such termination or (2) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Exercisability Following Death.    In the event of an optionee’s death, the option may be exercised at any time within 12 months of the date of death (but no later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the time of such death.

Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Administrator.

Awards Not Transferable.    Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. The Administrator may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders or to certain permitted transferees

(i.e., immediate family members for estate planning purposes). ISOs may not be transferable. If the Administrator makes an award transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.

Adjustments Upon Changes in Capitalization.    In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our Common Stock, the Administrator will make appropriate adjustments in the number and type of shares of stock subject to the 2003 Plan, the terms and conditions of any award outstanding under the 2003 Plan, and the grant or exercise price of any such award.

In the event of a change of control, each outstanding award may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding award shall accelerate (i.e. become exercisable immediately in full) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards. Under the 2003 Plan, a change of control is generally defined as:

•	the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the company of more than 50% of the voting stock of the company;

•	a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities;

•	the sale, exchange, or transfer of all or substantially all of the assets of the company; or

•	a liquidation or dissolution of the company.

Amendment and Termination of the 2003 Plan.    The Board may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the 2003 Plan requires stockholder approval for any amendment to the 2003 Plan to the extent necessary to comply with applicable laws, rules and regulations. In addition, no award may be amended to reduce the price per share of the stock subject to such award below the exercise or purchase price, as applicable, as of the date the award is granted without stockholder approval. No action by the Board, the Administrator or our stockholders may alter or impair any award previously granted under the 2003 Plan without the consent of the holder. Unless terminated earlier, the 2003 Plan shall terminate 10 years from the date of its approval by the stockholders or our Board of Directors, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE 2003 PLAN

The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted an NSO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Incentive Stock Options.    An optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Stock Appreciation Rights.    No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units.    An employee to whom restricted stock or restricted stock units are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when restricted stock units vest and the underlying stock is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted stock units.

Dividend Equivalents.    A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards.    A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments.    A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Deferred Compensation.    Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

Section 162(m) of the Code.    In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2003 Plan in such a manner that the compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

NEW PLAN BENEFITS

The following table provides information regarding the awards that were issued during fiscal 2003 under the 2003 Plan. The amounts of future grants of awards under the 2003 Plan are not determinable because, under the terms of the 2003 Plan, grants of awards are made in the discretion of the Administrator.

Amended and Restated 2003 Incentive Stock Plan

Name and Position	Dollar Value($)(1)		Number of Shares Subject to Awards
Michael A. Baker, President and Chief Executive Officer	3,073,200	(1)	130,000

Fernando V. Sanchez, CFO and Senior Vice President	567,360	(1)	24,000

Richard Christensen, Senior Vice President—Operations	567,360	(1)	24,000

John H. Giroux, Senior Vice President—Surgical Business Units	567,360	(1)	24,000

John R. Tighe, Senior Vice President—Sales and Marketing	709,200	(1)	30,000

All Executive Officers as a Group	4,470,797	(1)	189,120

All Non-Executive Directors as a Group	N/A		N/A

All Non-Executive Officer Employees as a Group	N/A		N/A

(1)	Value based on the closing price of the Common Stock as of April 1, 2004, of $23.64 per share.

PROPOSAL NO. 4:

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE DIRECTOR OPTION PLAN

The Board of Directors of the Company approved the amendment and restatement of the Company’s Director Option Plan (the “Director Plan”) in March 2004, subject to stockholder approval, to (a) provide the Company with the ability to issue restricted stock awards in addition to non-statutory options, and (b) provide new formulas for the issuance of both restricted stock awards and non-statutory options to purchase shares of the Company’s Common Stock.

Under the Director Plan, the Company automatically grants non-statutory options to non-employee directors (“Outside Directors”). Currently, each Outside Director who becomes a director following the date of initial approval of the Director Plan by the Board is automatically granted an option to purchase 50,000 shares (on the date on which such person first becomes a director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. The currently proposed amendment and restatement of the Director Plan would amend this provision to provide that each such newly-elected or appointed Outside Director would receive an option to purchase 25,000 shares plus 2,500 shares of restricted stock. In addition, under the current Director Plan, each Outside Director is automatically granted an option to purchase 15,000 shares on the date of the Company’s Annual Meeting of Shareholders upon such Outside Director’s reelection, if on such date, he has served on the Board for at least six (6) months. The currently proposed amendment and restatement of the Director Plan would amend this provision to provide that each Outside Director would instead receive an option to purchase 10,000 shares and 1,500 shares of restricted stock on the date of each such Annual Meeting of Shareholders. If this Proposal No. 4 is approved at the Annual Meeting, outside Director nominees Mr. Fitzgerald, Mr. Foster, Mr. Lendau, Mr. Widman and Mr. Wilson each will be granted options and restricted stock pursuant to these amended formulas. Dr. Boyan will not receive any options or restricted stock on the date of the Annual Meeting because she will not have served on the Board for six months as of the date of the Annual Meeting.

During the Last Fiscal Year, 110,000 shares were granted at a weighted average exercise price of $14.82 to our Outside Directors under the Director Plan. As of the date of this proxy statement, options for 390,000 shares are outstanding under the Director Plan, leaving 189,000 shares available for future grant. The closing price of the Common Stock as of April 1, 2004 was $23.64 per share.

VOTE REQUIRED

The affirmative vote of the majority of the Votes Cast will be required to approve the proposed amendment to the Director Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE DIRECTOR PLAN.

SUMMARY OF DIRECTOR PLAN

The principal features of the Director Plan are outlined below. This summary is qualified in its entirety by reference to the Director Plan. The full text of the proposed amendment and restatement of the Director Plan is attached as Appendix C to this proxy statement. This summary assumes approval of this Proposal No. 4.

Purpose.    The purpose of the Director Plan is to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as directors, and to encourage their continued service on the Board.

Eligibility; Administration.    The Director Plan provides that options and restricted stock may be granted only to Outside Directors and that all options granted under the Director Plan shall be non-statutory options. All options and restricted stock are automatically granted in accordance with the Director Plan. As of April 1, 2004, six people were eligible to participate in the Director Plan. The Director Plan will be administered by the Board. To the extent desirable to qualify transactions under the Director Plan as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the transactions contemplated under the Director Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

Automatic Grants to Directors.    All grants of options and restricted stock to Outside Directors under the Director Plan are automatic and non-discretionary and are made in accordance with the following provisions:

•	Each Outside Director who becomes a director following the date of approval of the Director Plan by the Board shall be automatically granted an option to purchase 25,000 shares (the “First Option”) and 2,500 shares of restricted stock (the “First Restricted Stock Award”) on the date on which such person first becomes a director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; and

•	Each Outside Director shall be automatically granted an option to purchase 10,000 shares (the “Subsequent Option”) and 1,500 shares of restricted stock (the “Subsequent Restricted Stock Award”) on the date of the Company’s Annual Meeting of Shareholders upon such Outside Director’s reelection, if on such date, he has served on the Board for at least six (6) months.

Terms of Options.    Options granted to Outside Directors under the Director Plan shall be granted on the following terms:

•	Exercise Price of Stock Options. The exercise price of options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value per share of the Common Stock for purposes of the Director Plan is the reported closing price of the Company’s Common Stock on the date of determination as reported on the NASDAQ Stock Market.

•	Exercisability. Options granted under the Director Plan shall vest as follows:

•	25% of the shares subject to a First Option become exercisable on each anniversary of the date of grant, with full vesting occurring on the fourth anniversary of the date of the grant.

•	12 1/2% of the shares subject to a Subsequent Option become exercisable on the first day of each month following the date of grant, with full vesting occurring eight months after the date of grant.

Options granted under the Director Plan have a term of ten years from the date of grant. No option may be exercised by any person after the expiration of its term. An option granted under the Director Plan is exercisable by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering full payment of the purchase price to the Company. Payment for shares issued upon exercise of an option shall consist of cash or check.

•	Exercisability Following Termination of Status as Director. If an Outside Director’s services as a Director terminate for any reason (other than death or disability), then all options held by the Outside Director under the Director Plan expire on the earlier of (1) three months after the date of such termination, or (2) the expiration date of such option. To the extent the option is exercisable at the time of the Outside Director’s termination, the Outside Director may exercise all or part of his or her option at any time before it terminates.

•	Exercisability Following Disability. If an Outside Director’s service as a Director terminates as a result of disability, then all options held by such Outside Director under the Director Plan expire on the earlier of (1) 12 months from the date of such termination or (2) the expiration date of such option. The Outside Director (or the Outside Director’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

•	Exercisability Following Death. In the event of an Outside Director’s death, the option may be exercised at any time within 12 months of the date of death (but no later than the expiration date of such option) by the Outside Director’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the time of such death.

Terms of Restricted Stock.    Restricted stock granted to Outside Directors under the Director Plan shall be granted on the following terms:

•	Forfeiture Restriction. Restricted stock granted under the Director Plan will be subject to forfeiture in favor of the Company in the event the Outside Director’s service terminates for any reason. The forfeiture restriction will lapse as follows:

•	25% of the shares subject to a First Restricted Stock Award will be released from the forfeiture restriction on each anniversary of the date of grant, with full vesting occurring on the fourth anniversary of the date of the grant.

•	12 1/2% of the shares subject to a Subsequent Restricted Stock Award will be released from the forfeiture restriction on the first day of each month following the date of grant, with full vesting occurring eight months after the date of grant.

Nontransferability of Awards.    An award is not transferable by the Outside Director, other than by will or the laws of descent and distribution. During the Outside Director’s lifetime, only the Outside Director may exercise the awards granted to him or her.

Adjustments Upon Changes in Common Stock.    If any change is made in the Common Stock subject to the Director Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Director Plan and awards outstanding thereunder and the class, number of shares and price per share of Common Stock subject to outstanding awards will be appropriately adjusted. The conversion of convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.”

All outstanding awards will terminate immediately before a dissolution or liquidation of the Company.

In the event of either (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent of the voting power of the Company (or any successor entity) immediately after such consolidation or merger, or (ii) a sale of all or substantially all of the assets of the Company (each a “Change of Control”), the vesting of all awards held by any director who is a director at the time of such Change of Control, shall be accelerated and made fully exercisable at least ten days prior to the effective time for the Change of Control. Awards that are not exercised before the closing of a Change of Control will terminate.

Amendment and Termination of the Director Plan.    The Board may at any time amend or terminate the Director Plan without approval of the shareholders; provided, however, that the Company will obtain shareholder approval of any amendment for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Board or stockholders may alter or impair any award previously granted under the Director Plan. Any awards outstanding under the Plan at the time of its termination will remain outstanding until they expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES

Non-Statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock.    For federal income tax purposes, if an individual is granted restricted stock, the recipient generally will recognize taxable ordinary income equal to the excess of the Common Stock’s fair market value over the purchase price, if any. However, to the extent the Common Stock is subject to certain types of restrictions, such as a forfeiture or repurchase right in favor of the Company, the taxable event will be delayed until the restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Common Stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Common Stock. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

The foregoing is only a summary of the effect of federal income taxation upon Outside Directors of awards under the Director Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the Outside Director may reside.

NEW PLAN BENEFITS

The following table provides information regarding the awards that may be issued during fiscal 2004 under the proposed amendment and restatement of the Director Plan.

Amended and Restated Director Option Plan

Name and Position	Dollar Value($)(1)		Number of Shares Subject to Awards
Barbara D. Boyan, Ph.D., Director	$23.64	(1)	50,000
All Non-Executive Directors as a Group	23.64	(1)	57,500	(2)

(1)	Based on the closing price per share of the Company’s Common Stock on the NASDAQ Stock Market on April 1, 2004 ($23.64 per share).

(2)	Assuming approval of this Proposal No. 4, each director elected at the Annual Meeting who has been a director for at least six months as of the date of the Annual Meeting will receive a Subsequent Option to purchase 10,000 shares of Common Stock and a Subsequent Restricted Stock Award of 1,500 shares of Common Stock under the Director Plan. Accordingly, Messrs. Fitzgerald, Foster, Lendau, Widman and Wilson are each eligible to receive such awards under the Director Plan on the day of the Annual Meeting.

PROPOSAL NO. 5:

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for fiscal 2004. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board has decided to ascertain the position of the stockholders on the appointment. This firm has audited the Company’s financial statements since the Company’s inception. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

The affirmative vote of the majority of the Votes Cast will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2004.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2004.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company and their ages as of April 1, 2004 are as follows:

Name	Age	Position	Executive Officer Since
Michael A. Baker	45	President and Chief Executive Officer	July 1997
David B. Applegate	45	Vice President and General Manager, ArthroCare Spine	June 2001
Richard A. Christensen	44	Senior Vice President, Operations	November 2002
Sten I. Dahlborg	41	Vice President and General Manager, ArthroCare Europe	December 2003
John H. Giroux	59	Senior Vice President, Surgical Business Units	November 2002
James L. Pacek	54	Vice President and President, Sports Medicine	July 2000
Bruce C. Prothro	42	Vice President and General Manager, Coblation Technologies and Regulatory Affairs	April 2000
John T. Raffle, Esq.	35	Vice President, Corporate Development and Legal Affairs	July 2000
Fernando V. Sanchez	51	Senior Vice President and Chief Financial Officer	March 2002
John R. Tighe	43	Senior Vice President, Sales & Marketing	April 2000
Ronald A. Underwood	52	Vice President and General Manager, ENT	July 2000
Jean A. Woloszko, M.D., Ph.D.	46	Vice President, Chief Technical and Scientific Officer	June 2001

Michael A. Baker has served as our President, Chief Executive Officer and a director since July 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc., a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice-President, General Manager of Medtronic’s Coronary Vascular Division. Since September 30, 2003, Mr. Baker has served as a director of Conceptus, Inc. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an M.B.A. from the University of Chicago.

David B. Applegate joined our Company in April 2001 as General Manager, Visage and was named Vice President and General Manager, ENT & Visage in September 2002. In February 2004, Mr. Applegate was named Vice President and General Manager, ArthroCare Spine. From February 2000 to January 2001, Mr. Applegate was Vice President, Marketing for KeraVision, Inc., a manufacturer of medical devices for refractive surgery. From 1997 to 1999, he was Vice President, Marketing for 2C Optics (now Rodenstock North America), a start up company. From 1995 to 1997, Mr. Applegate was Vice President, Marketing for Summit Technology, a manufacturer of excimer lasers used in refractive surgery. Mr. Applegate holds a B.A. in Psychology from California State University, Fresno and an M.B.A. from University of California, Berkeley.

Richard A. Christensen joined our Company in August 2002 as Senior Vice President, Operations. Mr. Christensen became our Administrative Manager for ArthroCare Costa Rica SRL in August 2003. From February to August 2002, Mr. Christensen oversaw the operational aspects of the launch of a new American car company as Vice President Operations for Build-To-Order, Inc. From September 2001 to February 2002, he was Executive-In-Charge of GM/Build-To-Order Project for General Motors Corporation (GM). From August 2000 to September 2001, Mr. Christensen was General Manager, Personal Calling Business Unit of GM’s OnStar Division. From June 1999 to August 2000, he was Director, Business Alliances and New Ventures GM e-commerce business unit. From January 1998 to June 1999, Mr. Christensen was Executive-In-Charge GM North American Project Center. Mr. Christensen holds a B.A. in Economics from the University of Illinois (Champaign) and an M.B.A. from the University of Chicago.

Sten I. Dahlborg joined our Company in May 1998 as Managing Director, ArthroCare Europe AB. In May 2003, Mr. Dahlborg was named Vice President and General Manager, ArthroCare Europe. Prior to joining the Company, Mr. Dahlborg was Business Director of Medtronic Synectics from 1996 to 1998. From 1994 to 1996 Mr. Dahlborg was President of Synectics Medical, Inc. and held various sales and marketing positions with Synectics from 1991 to 1994. Mr. Dahlborg holds a M.Sc. degree in Engineering Physics from Chalmers University of Technology, Gothenburg, Sweden.

John H. Giroux joined our Company in October 2002 as Senior Vice President, Surgical Business Units. From October 2000 to June 2002, Mr. Giroux was Executive Vice President, Commercial Operations at Guava Technologies Inc. While at Guava Technologies, he established and supervised the Sales and Marketing functions, Manufacturing Operations, Customer Service, and Technical Support and Finance functions. From 1995 to 1999, he was President, North America at ReSound Corporation, during which time he held complete responsibility for the sales and profits of its North American business. Between 1991 and 1995 Mr. Giroux was Vice President Sales and Marketing at ReSound Corporation. Mr. Giroux holds a B.A. in Economics from Providence College, in Providence, Rhode Island.

James L. Pacek joined our Company in October 1999 as Managing Director, AngioCare, our business unit devoted to the development of cardiology products. He served in this position until October 2000 when he was promoted to Vice President, Strategic Business Units and in June 2001 to Vice President, Arthroscopy. In August 2002, Mr. Pacek was promoted to Vice President, ArthroCare and President, Arthroscopy. Our Arthroscopy division has changed names and Mr. Pacek is now our Vice President, ArthroCare Corporation President, Sports Medicine. Prior to joining ArthroCare, Mr. Pacek served from December 1997 until September 1999 as Vice President, Sales and Marketing of Hearten Medical, Inc., a medical device start-up company focused on the uses of radio frequency to treat heart failure. From January 1989 until November 1997 Mr. Pacek served various senior marketing roles at Medtronic, Inc. including an assignment in Europe as Vice President, Business Unit Operations. Mr. Pacek holds a B.S. degree in Marketing from the University of Illinois, Champaign.

Bruce C. Prothro joined our Company in October 1998 as Vice President, Regulatory Affairs and Quality Assurance. He served in this position until April 2002, when he became Vice President, Operational Planning, Quality and Regulatory Affairs. In November 2002, he became the Vice President and General Manager, Coblation Technologies & Regulatory Affairs. From November 1992 to September 1998, Mr. Prothro held various positions with KeraVision, Inc., most recently as the Director of Regulatory Affairs and Compliance. Mr. Prothro holds a B.S. degree in Chemistry from the University of California, Berkeley.

John T. Raffle, Esq., joined our Company in September 1997 as Director, Intellectual Property. He was promoted in January 2001 to Managing Director, Corporate Development and Legal Affairs and to Vice President, Corporate Development and Legal Affairs in June 2001. From June 1993 to September 1997, Mr. Raffle was an associate at Townsend and Townsend and Crew LLP. Mr. Raffle holds a B.S. degree in Aeronautical Engineering from M.I.T. and a J.D. from Duke University School of Law.

Fernando V. Sanchez joined our Company in March 2002 as a Senior Vice President. In May 2002 Mr. Sanchez was elected as our Chief Financial Officer. Mr. Sanchez has also served as our Assistant Secretary since August 2002. Prior to joining ArthroCare, and beginning in 2000, Mr. Sanchez was Chief Financial Officer and Treasurer for Novopoint.com, Inc., a private internet supply chain solution provider. From 1997 to 1999, Mr. Sanchez was the Chief Financial Officer for Esoterix, Inc., a private medical laboratory company. Mr. Sanchez was Vice President, Finance of the Vascular Group of Medtronic, Inc. from 1996 to 1997. Mr. Sanchez holds an M.B.A. in Corporate Policy and Finance from the University of Michigan and a B.S. in Mechanical and Ocean Engineering from University of Miami.

John R. Tighe joined our Company in May 1995 as the Director of Sales. He was appointed Vice President, Sales and Marketing in January 1999 and Senior Vice President, Sales and Marketing in August 2002. From December 1988 to December 1994, Mr. Tighe held various sales positions with Acufex Microsurgical, Inc., a manufacturer of arthroscopic instruments. His most recent position at Acufex Microsurgical, Inc. was National Sales Manager. Mr. Tighe holds a B.S. degree in Civil Engineering from the University of Maryland.

Ronald A. Underwood joined our Company in March 1997 as Director of New Products. He was promoted in March 1998 to Marketing Director of our Visage business unit and in July 2000 to Managing Director of our ear, nose and throat (ENT) business unit. In January 2001 Mr. Underwood was promoted to Vice President and General Manager, ENT. In September 2002, Mr. Underwood became the Vice President of Marketing, ENT. Prior to joining ArthroCare, Mr. Underwood served as Marketing Manager at Conceptus, Inc., a medical device company specializing in women’s health. Mr. Underwood holds a B.S. degree in Biology from California Polytechnic State University, San Luis Obispo.

Jean A. Woloszko, M.D., Ph.D. joined our Company in December 1998 as Medical Director. He has served as our Vice President, Chief Technical and Scientific Officer since February 2003, and prior to that was our Vice President, Research and Development from February 1999 until February 2003. Prior to joining ArthroCare, Dr. Woloszko served as Principal Manager, Research and Medical Affairs at Medtronic, Inc. from January 1997 to November 1998 and as Worldwide Research Manager from May 1993 to December 1996. Dr. Woloszko holds a Ph.D. in Bioengineering from University of Illinois, Chicago and received his M.D. from Universite de Montpellier.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation for fiscal years 2003, 2002 and 2001 received by the Company’s Chief Executive Officer and the four most highly compensated executive officers of the Company, other than the Chief Executive Officer, each of whom was serving as an executive officer at the end of the fiscal year 2003 and whose total annual salary and bonus exceeded $100,000 for fiscal year 2003 (the “Named Executive Officers”):

		Annual Compensation					Long Term Compensation Awards
							Restricted Stock Awards (3)	Securities Underlying Options (# of shares)		All Other Compensation ($)

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation(2)
Michael A. Baker President and Chief Executive Officer	2003 2002 2001	$395,000 362,019 317,213	252,405 — —		$14,616 28,985 10,984	(4) (4)	30,000 — —	30,808 60,000 120,000	(5) (6) (7)	850 — —

Fernando V. Sanchez CFO and Senior Vice President	2003 2002 2001	$215,476 167,795 —	119,019 — —		$15,948 8,789 —		10,250 — —	21,208 180,000 —	(8) (9)	— — —

Richard A. Christensen Senior Vice President—Operations	2003 2002 2001	$211,236 76,928 —	117,231 — —	$	— — —		5,000 — —	21,208 160,000 —	(10) (11)	— — —

John H. Giroux Senior Vice President—Surgical Business Units	2003 2002 2001	$210,718 45,383 —	116,673 — —		$12,333 — —		5,000 — —	21,208 160,000 —	(10) (12)	— — —

John R. Tighe Senior Vice President—Sales and Marketing	2003 2002 2001	$201,770 188,015 160,658	112,505 — —		$500 836 1,007		8,500 — —	24,208 35,000 30,000	(13) (14) (7)	— — —

(1)	Except as otherwise noted, all bonuses were earned by the named officer in the fiscal year indicated and approximately 75% of which were paid to the named officer in the subsequent year.

(2)	Consists of 401(k) matching company payments, life insurance premiums paid in excess of $50,000 coverage and Employee Stock Purchase gains greater than the 85% plan price at time of purchase compared to the market price at time of purchase.

(3)	Consists of one grant of the Company’s Common stock on February 27, 2003 (market value of $8.94 per share), entire amount to be vested five years after grant date based on such individual’s continued employment with the company.

(4)	These amounts include additional business related perquisite allowances of $25,000 in 2002 and $6,250 in 2001.

(5)	Consists of two options: one option for 28,808 shares of the Company’s Common Stock granted April 24, 2003 at an exercise price of $13.59 per share, and one option for 2,000 shares of the Company’s Common Stock granted July 24, 2003 at an exercise price of $13.80 per share. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(6)	Consists of two options: one option for 30,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10 per share, and one option for 30,000 shares of the Company’s Common Stock granted June 7, 2002 at an exercise price of $10.00 per share. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(7)	Consists of one option for shares of the Company’s Common Stock granted July 30, 2001 at an exercise price of $27.56 per share. One forty-eighth (1/48) of the total number of shares subject to the option became exercisable on August 31, 2001 and an additional one forty-eighth (1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(8)	Consists of two options: one option for 18,959 shares of the Company’s Common Stock granted April 24, 2003 at an exercise price of $13.59 per share, and one option for 2,249 shares of the Company’s Common Stock granted July 24, 2003 at an exercise price of $13.80 per share. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(9)	Consists of two options: one option for 160,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10 per share, and one option for 20,000 shares of the Company’s Common Stock granted July 7, 2002 at an exercise price of $10.00 per share. One quarter (1/4) of the total number of shares subject to the options became exercisable on October 11, 2003 and an additional one forty-eighth (1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(10)	Consists of two options: one option for 19,208 shares of the Company’s Common Stock granted April 24, 2003 at an exercise price of $13.59 per share, and one option for 2,000 shares of the Company’s Common Stock granted July 24, 2003 at an exercise price of $13.80 per share. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(11)	Consists of one option for shares of the Company’s Common Stock granted July 12, 2002 at an exercise price of $10.71 per share. One quarter (1/4) of the total number of shares subject to the option became exercisable on July 12, 2003 and an additional one forty-eighth (1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(12)	Consists of one option for shares of the Company’s Common Stock granted October 11, 2002 at an exercise price of $10.09 per share. One quarter (1/4) of the total number of shares subject to the option became exercisable on October 11, 2003 and an additional one forty-eighth (1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(13)	Consists of two options: one option for 19,208 shares of the Company’s Common Stock granted April 24, 2003 at an exercise price of $13.59 per share, and one option for 5,000 shares of the Company’s Common Stock granted July 24, 2003 at an exercise price of $13.80 per share. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(14)	Consists of three options: one option for 10,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10 per share, the second option for 15,000 shares of the Company’s Common Stock granted June 7, 2002 at an exercise price of $10.00 per share, and the third option for 10,000 shares of the Company’s Common Stock granted July 12, 2002 at an exercise price of $10.71 per share. All three options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information pertaining to option grants made in the Last Fiscal Year to the Named Executive Officers. No SARs were granted.

	Individual Grants
	Number of Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price Per Share(2)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name						0%	5%		10%
Michael A. Baker	28,808 2,000	2.7953 0.1941	$ $	13.59 13.80	04/24/2013 07/24/2013	$0	$ $	246,213 17,357	$ $	623,951 43,987

Fernando V. Sanchez	18,959 2,249	1.8396 0.2182	$ $	13.59 13.80	04/24/2013 07/24/2013	$0	$ $	162,036 19,518	$ $	410,632 49,464

Richard A. Christensen	19,208 2,000	1.8638 0.1941	$ $	13.59 13.80	04/24/2013 07/24/2013	$0	$ $	164,165 17,357	$ $	416,025 43,987

John H. Giroux	19,208 2,000	1.8638 0.1941	$ $	13.59 13.80	04/24/2013 07/24/2013	$0	$ $	164,165 17,357	$ $	416,025 43,987

John R. Tighe	19,208 5,000	1.8638 0.4852	$ $	13.59 13.80	04/24/2013 07/24/2013	$0	$ $	164,165 43,394	$ $	416,025 109,968

(1)	Based on an aggregate of 1,030,596 options granted by the Company during the Last Fiscal Year to employees and non-employee directors of and consultants to the Company, including options granted to the Named Executive Officers.

(2)	Options are granted at an exercise price equal to the closing market price per share on the day before the date of grant.

(3)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Company’s Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

The following table provides information on option exercises in the Last Fiscal Year by the Named Executive Officers and the number and value of such officers unexercised options at December 31, 2003. No SARs have been granted.

	Shares Acquired on Exercise(#)	Value Realized ($)(1)	Number of Unexercised Options at December 31, 2003(#)		Value of Unexercised In-The-Money Options at December 31, 2003($)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael A. Baker	—	—	695,532	121,008	$9,749,806	$762,179
Fernando V. Sanchez	—	—	88,557	112,651	951,238	1,233,669
Richard A. Christensen	—	—	56,742	124,466	772,611	1,664,749
John H. Giroux	—	—	50,075	131,133	709,606	1,826,954
John R. Tighe	8,042	$105,878	123,756	61,010	849,355	532,106

(1)	Based upon the fair market value of one share of the Company’s Common Stock on the date that the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2)	Based upon a fair market value of $25.10 per share as of December 31, 2003 minus the exercise price per share multiplied by the number of shares underlying the option.

The Company has not established any long-term incentive plans or defined benefit or actuarial plans covering any of the Named Executive Officers.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

In January 2003 the Company entered into a new Employment Agreement with Mr. Baker, which superseded Mr. Baker’s prior Employment Agreement. The new agreement provides for a base salary to be reviewed, and adjusted as necessary, annually by the Company’s Board of Directors or Compensation Committee, a potential annual cash bonus of up to 60% of the base salary and a potential annual equity bonus of up to a 40% of the base salary, to be determined by the Board or the Compensation Committee, with reference to certain performance objectives established each year. The agreement also provides for the accelerated vesting of 50% of Mr. Baker’s then-current unvested and outstanding stock options and/or restricted stock upon a Change of Control (as defined below). In the event of a hostile takeover, all of Mr. Baker’s unvested and outstanding stock options and/or restricted stock will vest in full. If Mr. Baker is involuntarily terminated within 24 months following a Change of Control, he would continue to receive compensation at his then-current salary for the next 36 months and three times his maximum annual cash bonus for the year of termination. He would also continue to receive medical coverage at the Company’s expense for the next 36 months. In the event of an involuntary termination that does not follow within 24 months of a Change of Control, Mr. Baker would be entitled to receive, in a lump sum, 18 months of his then-current monthly salary, an amount equal to his base salary for the fiscal year in which such involuntary termination occurs, continued medical benefits for 18 months, and all of his then-current unvested and outstanding stock options and/or restricted stock will vest in full. The agreement provides for no severance benefits in the event Mr. Baker voluntarily terminates without good reason his employment or is terminated for cause, regardless of whether the termination follows a Change of Control.

The Company has also entered into Continuity Agreements with each of the Company’s executive officers that are Senior Vice Presidents of the Company or Vice Presidents of the Company, including each of the four named executives listed in the “Summary Compensation” table above. These Continuity Agreements provide certain compensation and benefits in the event of a Change of Control of the Company. A Change of Control is defined as (i) a change of beneficial ownership of at least 15% of the voting power of the Company without the approval of the Board, (ii) a merger or sale of the Company whereby the Company stockholders immediately prior to such merger or sale do not maintain at least 50% of the voting power of the surviving Company, (iii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of the Company’s assets, or (iv) a change in the composition of the Board of Directors such that at least 50% of the members are not incumbents or elected by incumbent directors. In the event of a Change of Control, the Continuity Agreements provide for accelerated vesting of 50% of the then-current unvested and outstanding stock options of each executive officer. In the event of a hostile takeover, the vesting is accelerated as to 100% of the outstanding unvested options of each executive officer. Further, in the event of an involuntary termination of employment of an executive officer within 24 months of a Change of Control, certain severance benefits will be provided. These benefits include 24 months of continued monthly compensation, continued medical benefits during the severance period and immediate vesting of all outstanding and unvested stock options.

Executive officers who are also Senior Vice Presidents also receive additional severance benefits under their Continuity Agreements in the event of a termination of their employment by the Company without cause that does not follow within 24 months of a Change of Control. In the event of such a termination, the executive would be entitled to receive compensation at his or her then-current salary for the next six months and continued medical benefits for 6 months. The Continuity Agreements with the Company’s Senior Vice Presidents also contain standard non-solicitation and non-disparagement provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the Last Fiscal Year, each of Ms. Campbell-White and Messrs. Fitzgerald, Foster and Wilson served as members of the Compensation Committee of the Board of Directors. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries. In addition, during the Last Fiscal Year, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the board of directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee. Tord Lendau is a director of ArthroCare Europe AB.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2003 regarding the Common Stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans, including the Company’s 2003 Incentive Stock Plan, 1993 Incentive Stock Plan, 1995 Director Option Plan and 1996 Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,015,547	$13.83	743,189	(1)
Equity compensation plans not approved by security holders(2)	2,882,846	$18.07	441,136
Total	5,898,393	$15.90	1,184,325

(1)	Includes 25,438 shares remaining available for future issuance under the Company’s 1996 Employee Stock Purchase Plan.

(2)	Consists of shares issuable under our Amended and Restated Non-statutory Option Plan, which does not require the approval of and has not been approved by our stockholders.

AMENDED AND RESTATED NONSTATUTORY OPTION PLAN

The Company’s Amended and Restated Nonstatutory Option Plan (the “NSO Plan”) provides for the grant of options to employees and consultants of the Company. The NSO Plan was initially adopted by the Board of Directors of the Company in May 1999. As of April 1, 2004, a total of 3,550,000 shares of Common Stock are reserved for issuance under the NSO Plan, options for 2,910,261 shares were outstanding under the NSO Plan, and 358,577 remained available for future grants. The NSO Plan is not required to be and has not been approved by the Company’s stockholders.

Options granted under the NSO Plan will be non-statutory stock options. Incentive stock options, within the meaning of Section 422 of the Code, may not be granted under the NSO Plan. The NSO Plan also authorizes the grant of stock purchase rights to our employees and consultants.

Eligibility; Administration.    The NSO Plan provides that awards may be granted to employees and consultants of the Company or any parent or subsidiary of the Company. However, officers and directors of the Company are not eligible to receive awards under the NSO Plan. As of April 1, 2004, approximately 573 people were eligible to participate in the NSO Plan. The NSO Plan may be administered by the Board or Board Committees (the “Administrator”). The Administrator of the NSO Plan will have full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the NSO Plan. The interpretation and construction of any provision of the NSO Plan by the Administrator will be final and conclusive.

Exercise Price.    The exercise price of options granted under the NSO Plan is determined by the Administrator. Non-statutory options may be granted with a per share exercise price below the fair market value per share of the Common Stock at the time of grant. In the event of any such below fair market value grant, the difference between fair market value on the date of grant and the exercise price will be treated as the compensation expense for accounting purposes and will therefore affect the Company’s earnings.

Exercisability.    The Administrator has discretion in determining the vesting schedule for each option granted. Options granted to new optionees under the NSO Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of options becoming exercisable at the beginning of each full month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option will be determined by the Administrator.

Exercisability Following Termination of Employment.    If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the NSO Plan expire on the earlier of (1) the date set forth in his or her notice of grant, or (2) the expiration date of such option. In the absence of a specified time in the notice of grant, an option will remain exercisable for 90 days following an optionee’s termination (other than for death or disability). To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates.

Exercisability Following Disability.    If an optionee’s employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the NSO Plan expire on the earlier of (1) 12 months from the date of such termination or (2) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Exercisability Following Death.    In the event of an optionee’s death, the option may be exercised at any time within 12 months of the date of death (but no later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the time of such death.

Stock Purchase Rights.    The NSO Plan permits the Company to grant rights to purchase Common Stock. After the Administrator determines that it will offer stock purchase rights under the NSO Plan, it will advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree will be entitled to purchase, and the time within which the offeree must accept such offer. The Administrator will establish the purchase price, if any, and form of payment for each stock purchase right. The offer will be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Administrator.

Unless the Administrator determines otherwise, the stock purchase agreement or a stock bonus agreement will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at such rate as the Administrator may determine.

Transferability of Awards.    No award may be transferred by the holder other than by will or the laws of descent or distribution. Each award may be exercised, during the lifetime of the holder only by such holder.

Adjustments Upon Changes in Common Stock.    If any change is made in the Common Stock subject to the NSO Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the NSO Plan and awards outstanding thereunder and the class, number of shares and price per share of Common Stock subject to outstanding awards will be appropriately adjusted. The conversion of convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.”

In the event of the dissolution or liquidation of the Company, each outstanding award will terminate immediately prior to the consummation of such proposed action. The Administrator may provide that the vesting of outstanding awards will be accelerated and such awards will be fully exercisable prior to such transaction.

In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, then outstanding options will be assumed or substituted for by the acquiring company or one of its affiliates. In the absence of or in lieu of any such assumption or substitution, the Administrator may provide that the vesting of outstanding awards will be accelerated and such awards will be fully exercisable for a period of at least 15 days prior to such transaction. Awards that are not assumed or substituted for and accelerated options not exercised before the closing of such a transaction will terminate automatically at the closing of the transaction.

Amendment and Termination of the NSO Plan.    The Board may amend or terminate the NSO Plan at any time. However, no action by the Board may alter or impair any option previously granted under the NSO Plan. The Administrator may accelerate any option or waive and condition or restriction pertaining to such option at any time. Any options outstanding under the Plan at the time of its termination will remain outstanding until they expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES

Non-Statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights.    For federal income tax purposes, if an individual is granted a stock purchase right, the recipient generally will recognize taxable ordinary income equal to the excess of the Common Stock’s fair market value over the purchase price, if any. However, to the extent the Common Stock is subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Common Stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Common Stock. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of restricted stock awards or stock bonus awards and the Company with respect to the grant and exercise of awards under the NSO Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 1, 2003, the Company entered into a new Employment Agreement with Mr. Baker, the Company’s President and Chief Executive Officer, which superseded Mr. Baker’s prior Employment Agreement. The new agreement provides for a base salary to be reviewed, and adjusted as necessary, annually by the Company’s Board of Directors or Compensation Committee, a potential annual cash bonus of up to 60% of the base salary and a potential annual equity bonus of up to a 40% of the base salary, to be determined by the Board or the Compensation Committee, with reference to certain performance objectives established each year. The agreement also provides for the accelerated vesting of 50% of Mr. Baker’s then-current unvested and outstanding stock options and/or restricted stock upon a Change of Control (as defined below). In the event of a hostile takeover, all of Mr. Baker’s unvested and outstanding stock options and/or restricted stock will vest in full. If Mr. Baker is involuntarily terminated within 24 months following a Change of Control, he would continue to receive compensation at his then-current salary for the next 36 months and three times his maximum annual cash bonus for the year of termination. He would also continue to receive medical coverage at the Company’s expense for the next 36 months. In the event of an involuntary termination that does not follow within 24 months of a Change of Control, Mr. Baker would be entitled to receive, in a lump sum, 18 months of his then-current monthly salary, an amount equal to his base salary for the fiscal year in which such involuntary termination occurs, continued medical benefits for 18 months, and all of his then-current unvested and outstanding stock options and/or restricted stock will vest in full. The agreement provides for no severance benefits in the event Mr. Baker voluntarily terminates without good reason his employment or is terminated for cause, regardless of whether the termination follows a Change of Control.

The Company has entered into Continuity Agreements with each of the Company’s executive officers that are Senior Vice Presidents of the Company or Vice Presidents of the Company, including each of the four named executives listed in the “Summary Compensation” table above. These Continuity Agreements provide certain compensation and benefits in the event of a Change of Control of the Company. A Change of Control is defined as (i) a change of beneficial ownership of at least 15% of the voting power of the Company without the approval of the Board, (ii) a merger or sale of the Company whereby the Company stockholders immediately prior to such merger or sale do not maintain at least 50% of the voting power of the surviving Company, (iii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of the Company’s assets, or (iv) a change in the composition of the Board of Directors such that at least 50% of the members are not incumbents or elected by incumbent directors. In the event of a Change of Control, the Continuity Agreements provide for accelerated vesting of 50% of the then-current unvested and outstanding stock options of each executive officer. In the event of a hostile takeover, the vesting is accelerated as to 100% of the outstanding unvested options of each executive officer. Further, in the event of an involuntary termination of employment of an executive officer within 24 months of a Change of

Control, certain severance benefits will be provided. These benefits include 24 months of continued monthly compensation, continued medical benefits during the severance period and immediate vesting of all outstanding and unvested stock options. Executive officers who are also Senior Vice Presidents also receive additional severance benefits under their Continuity Agreements in the event of a termination of their employment by the Company without cause that does not follow within 24 months of a Change of Control. In the event of such a termination, the executive would be entitled to receive compensation at his or her then-current salary for the next six months and continued medical benefits for 6 months. The Continuity Agreements with the Company’s Senior Vice Presidents also contain standard non-solicitation and non-disparagement provisions.

On June 20, 1997, the Company and Mr. Baker entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $500,000 in connection with Mr. Baker’s purchase of a home, payable upon the earlier of termination of employment or sale of the home.

In February 1999, the Company and Dr. Woloszko, the Company’s Vice President Research and Development, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $225,000 in connection with Dr. Woloszko’s purchase of a home, payable upon the earlier of termination of employment or sale of the home.

In February 1999, the Company and Mr. Tighe, the Company’s Vice President Sales and Marketing, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $350,000 in connection with Mr. Tighe’s purchase of a home, payable upon the earlier of termination of employment or sale of the home.

CERTAIN LEGAL PROCEEDINGS

There are currently no material proceedings in which any director, director nominee or executive officer is a party or has a material interest that is adverse to the Company or any of its subsidiaries.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics, which is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Business Conduct and Ethics applies to all of our directors, officers, employees and agents. A copy of the Code of Ethics is available on our website at www.arthrocare.com. We intend to post any amendments to, or waivers from, if any, our Code of Ethics on our website.

AUDIT FEES

Fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the fiscal year ended December 31, 2003 are $326,088. For fiscal 2002, fees for the same professional services rendered by PricewaterhouseCoopers LLP were $257,600. 100% of the services described in this paragraph were approved by the Company’s Audit Committee.

AUDIT-RELATED FEES

Fees for audit-related services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 are $336,536. Those fees include $240,036 for due diligence services, $83,000 for acquisition audit services, and $13,500 for Sarbanes-Oxley consulting services. For fiscal 2002, fees for the same professional services rendered by PricewaterhouseCoopers LLP were $236,524. Those fees included $151,600 for due diligence services, $32,924 for completion accounting services, and $52,000 for consulting services. 100% of the services described in this paragraph were approved by the Company’s Audit Committee.

TAX FEES

Fees for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2003 are $79,750. For fiscal 2002, fees for the same professional services rendered by PricewaterhouseCoopers LLP were $210,000. 100% of the services described in this paragraph were approved by the Company’s Audit Committee.

ALL OTHER FEES

Fees for access to PricewaterhouseCoopers LLP’s online accounting database for the fiscal year ended December 31, 2003 were $3,815. The Company did not incur any other fees for professional services rendered by PricewaterhouseCoopers LLP other than those disclosed above for the fiscal years 2003 and 2002.

AUDIT COMMITTEE PRE-APPROVAL PROCESS

Pursuant to our Audit Committee Charter, before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee pre-approves the engagement. Audit Committee pre-approval of audit and non-audit services is not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also is not be required if such services fall within available exceptions established by the SEC.

REPORT OF THE COMPENSATION COMMITTEE

The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors. The Compensation Committee is comprised of David F. Fitzgerald, James G. Foster, and Peter L. Wilson, none of whom is currently an officer or employee of the Company and all of whom are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for reviewing and approving the compensation arrangements for the Company’s senior management and any compensation plans in which the executive officers and directors are eligible to participate.

Compensation Policy and Philosophy

The Compensation Committee designs our executive compensation with the following overall objectives:

•	Attract, retain and motivate key executive talent;

•	Reward key executives based on business performance;

•	Align executive incentives with the interests of stockholders; and

•	Encourage the achievement of Company objectives.

Executive compensation comprises three components: 1) base salary; 2) annual incentive bonuses; and 3) long-term incentives in the form of stock options and restricted stock. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of comparable size, companies in similar business and companies located in the same geography.

Base Salary.    Each year the Company obtains studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near the middle of the surveys’ ranges. Each executive’s base salary is determined by an assessment of the executive’s job description, performance and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures and are evaluated at least annually.

Annual Incentive Bonuses.    The Chief Executive Officer, other executive officers and all other employees are eligible to receive annual incentive bonuses based upon the achievement during the year of certain Company objectives and other agreed upon objectives. The Committee reviews the performance of, and decides upon the bonuses payable to the Chief Executive Officer. The Chief Executive Officer and the Committee together review the performance of, and decide upon the bonuses payable to, the other executive officers including the Named Executive Officers. Our Chief Executive Officer and other executive officers also received retention grants of restricted stock, which will vest over three years.

Long-Term Incentives.    The Company provides its executive officers and other key employees with long-term incentive compensation through the grant of stock options and restricted stock. The Company believes that these awards provide the Company’s key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options and restricted stock are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The awards also create an incentive to remain with the Company for the long term because the options typically vest over a four-year period and restricted stock awards vest typically over a three-year period. These awards comprise an important component of the compensation of our executive officers and key employees and award sizes are based on individual performance, level of responsibility, the individual’s potential to make significant contributions to the Company and award levels at other similar companies. Because stock options are generally granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of the Company’s common stock increases over time.

The Board of Directors has the ultimate responsibility of administering the Company’s stock incentive plan and has granted authority to the Compensation Committee to carry out these responsibilities. Awards are submitted to the Compensation Committee for ratification and the date of grant is the date of the Compensation Committee meeting.

Chief Executive Compensation

Michael A. Baker’s employment agreement provides that his annual base salary from January 2003 to December 2003 as President and Chief Executive Officer was $395,000. For services rendered in 2003 Mr. Baker received a cash bonus of $252,405. In approving Mr. Baker’s compensation, the Compensation Committee took into account (i) Mr. Baker’s past performance as President and Chief Executive Officer, (ii) the scope of Mr. Baker’s responsibilities and (iii) the Board’s assessment of the Company’s achievement of its performance objectives.

Summary

The Committee believes that the Company’s compensation policy as practiced to date by the Committee and the Board of Directors has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company’s compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it has set while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company’s products.

Respectfully submitted,

James G. Foster, Chairman

David F. Fitzgerald

Peter L. Wilson

The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Company’s financial reporting and accounting systems and controls. The Board has adopted a written Amended and Restated Audit Committee Charter, a copy of which can be viewed on our website at www.arthrocare.com. The Audit Committee has a direct line of communication with PricewaterhouseCoopers LLP, the Company’s independent public accountants. The Audit Committee is composed entirely of independent directors as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules. The Board of Directors has determined that at least one Audit Committee member qualifies as an independent “audit committee financial expert” under SEC rules and has accounting or related financial expertise under Nasdaq listing standards. The Board of Directors has identified Mr. Widman as an independent audit committee financial expert. No member of the Audit Committee serves on more than three audit committees of publicly-held companies.

The responsibilities of the Audit Committee are set forth in its Charter. In fulfilling its responsibilities, the Audit Committee discusses with the Company’s independent public accountants the overall scope and specific plans for their audit. The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2003 with management and with PricewaterhouseCoopers LLP. Such review included discussions concerning the quality of accounting principles as applied and significant judgments affecting the Company’s financial statements. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP matters such as the quality (and acceptability) of the Company’s accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61, “Communication with Audit Committees”. The Audit Committee has received from PricewaterhouseCoopers LLP written disclosures and a letter concerning the independent accountant’s independence from the Company and has discussed with PricewaterhouseCoopers LLP its independence, as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. The Audit Committee recommends to the Board of Directors the selection of the independent public accountants.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s 2003 Annual Report on Form 10-K, for filing with the SEC.

Respectfully submitted,

Jerry Widman, Chairman

David F. Fitzgerald

Peter L. Wilson

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

PERFORMANCE GRAPH

The following graph shows a comparison of total stockholder return for holders of the Company’s Common Stock for the five years ended December 31, 2003 compared with the NASDAQ Stock Market, U.S. Index, the Hambrecht & Quist Healthcare Index (excluding Biotechnology) and the NASDAQ Health Services Index. This graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of medical device stocks like that of the Company are subject to a number of market-related factors other than Company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other medical device and small-cap stocks.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG ARTHROCARE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ HEALTH SERVICE INDEX

*	$100 invested on December 31, 1998 in stock or in index – including reinvestment of dividends. The Company’s most recent fiscal year ended December 31, 2003.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
ArthroCare Corporation	100.00	280.46	179.31	164.87	90.57	225.29
NASDAQ Stock Market (U.S.)	100.00	186.20	126.78	96.96	68.65	108.18
NASDAQ Health Services	100.00	75.96	101.66	169.10	142.66	188.30

The information contained in the Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ARTHROCARE CORPORATION, 680 VAQUEROS AVENUE, SUNNYVALE, CALIFORNIA 94085.

THE BOARD OF DIRECTORS

Dated:  April 29, 2004

Appendix A

AMENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN

ARTHROCARE CORPORATION

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Amended and Restated Employee Stock Purchase Plan of ArthroCare Corporation.

1.    Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.    Definitions.

(a)  “Board” shall mean the Board of Directors of the company.

(b)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)  “Common Stock” shall mean the Common Stock of the Company.

(d)  “Company” shall mean ArthroCare Corporation and any Designated Subsidiary of the Company.

(e)  “Compensation” shall mean all compensation reportable on Form W-2, including without limitation base straight time gross earnings, sales commissions, payments for overtime, shift premiums, incentive compensation, incentive payments, bonuses and other compensation.

(f)  “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g)  “Employee” shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(h)  “Enrollment Date” shall mean the first day of each Offering Period.

(i)  “Exercise Date” shall mean the last day of each Offering Period.

(j)  “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(2)    If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(3)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(4)    For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock.

(k)  “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after June 1 and terminating on the last Trading Day in the period ending the following November 30, or commencing on the first Trading Day on or after December 1 and terminating on the last Trading Day in the period ending the following May 31, during which an option granted pursuant to the Plan may be exercised. The First Offering Period shall begin on June 1, 2004 and shall end on the last Trading Day on or before November 30, 2004. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(1)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(m)  “Employee” shall mean this Employee Stock Purchase Plan.

(n)  “Purchase Price” shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(o)  “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(p)  “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(q)  “Trading Day” shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

3.    Eligibility.

(a)    Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b)    Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.    Offering Periods.    The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 1 and December 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on June 1, 2004. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.    Participation.

(a)    An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b)    Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.    Payroll Deductions.

(a)    At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b)    All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c)    A participant other than Officers may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the “Current Offering Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e)    At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.    Grant of Option.    On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company’s Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof and shall expire on the last day of the Offering Period.

8.    Exercise of Option.    Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to early withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9.    Delivery.    As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant who requests in writing, as reasonable and appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10.    Withdrawal Termination of Employment.

(a)    A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b)    Upon a participant’s ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

(c)    A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.    Interest.    No interest shall accrue on the payroll deductions of a participant in the Plan.

12.    Stock.

(a)    The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 450,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)    The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

(c)    Shares to be delivered to a participant under the Plan will be issued in the name of the participant or in the name of the participant and his or her spouse.

13.    Administration.

(a)    Administrative Body.    The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

(b)    Rule 16b-3 Limitations.    Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule l6b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule 16b-3.

14.    Designation of Beneficiary.

(a)    A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)    Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.    Transferability.    Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17.    Reports.    Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.    Adjustments Upon Changes in Capitalization.

(a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c)    Merger or Asset Sale.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.    Amendment or Termination.

(a)    The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b)    Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

(c)    In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)    altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii)    shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii)    allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

20.    Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

Exhibit A

ARTHROCARE CORPORATION

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to participate in the ArthroCare Corporation Amended and Restated Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete “Employee Stock Purchase Plan.” I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

6.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
(First) (Middle) (Last)
Relationship

(Address)

EMPLOYEE NAME: (Please print)
(First) (Middle) (Last)

(Address)

Employee’s Social
Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

Exhibit B

ARTHROCARE CORPORATION

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the ArthroCare Corporation Amended and Restated Employee Stock Purchase Plan which began on                     , 20     (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

Appendix B

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

ARTICLE 1

PURPOSE

1.1    General.    The purpose of the Amended and Restated ArthroCare Corporation 2003 Incentive Stock Plan (the “Plan”) is to promote the success and enhance the value of ArthroCare Corporation (the “Company”) by linking the personal interests of the members of the Board, employees, consultants, officers, and executives of the Company and any Subsidiary, to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, consultants, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

2.1    Definitions.    The following words and phrases shall have the following meanings:

(a)    “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

(b)    “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Change of Control” means and includes each of the following:

(1)    the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(A)    an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B)    an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this subsection (e): an acquisition of the Company’s securities by the Company that causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(2)    during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (1) or (3) of this subsection (e)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(3)    the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A)    which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)    after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(4)    the Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Committee” means the committee of the Board described in Article 12.

(g)    “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(h)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(i)    “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(j)    “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Fair Market Value” shall mean, as of any date, the value of Stock determined as follows:

(1)    If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(2)    If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(3)    In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(m)    “Good Reason” means a Participant’s voluntary resignation following any one or more of the following that is effected without the Participant’s written consent: (i) a change in his or her position following the Change of Control that materially reduces his or her duties or responsibilities, (ii) a reduction in his or her base salary following a Change of Control, unless the base salaries of all similarly situated individuals are similarly reduced, or (iii) a relocation of such Participant’s place of employment of more than fifty (50) miles following a Change of Control. However, if the term or concept of “Good Reason” has been defined in an agreement between a Participant and the Company or any successor or parent or Subsidiary thereof, then “Good Reason” shall have the definition set forth in such agreement.

(n)    “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(o)    “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(p)    “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(q)    “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(r)    “Participant” means a person who, as a member of the Board, consultant to the Company or any Subsidiary or Employee, has been granted an Award pursuant to the Plan.

(s)    “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(t)    “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), net losses, sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(u)    “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(v)    “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(w)    “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(x)    “Plan” means this ArthroCare Corporation Amended and Restated 2003 Incentive Stock Plan, as it may be amended from time to time.

(y)    “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(z)    “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

(aa)    “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and to risk of forfeiture.

(bb)    “Restricted Stock Unit” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

(cc)    “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

(dd)    “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ee)    “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

(ff)    “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.

(a)    Subject to Article 11, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 1,250,000 shares. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(b)    To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.

(c)    Notwithstanding the provisions of this Section 3.1 no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year shall be 500,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1    Eligibility.

(a)    General. Persons eligible to participate in this Plan include Employees, consultants to the Company or any Subsidiary and all members of the Board, as determined by the Committee.

(b)    Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

4.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)    Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant.

(b)    Time And Conditions Of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under the Plan shall not exceed ten years, and provided further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant’s death. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)    Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than six months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of

Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k).

(d)    Evidence Of Grant.    All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2    Incentive Stock Options.    Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a)    Exercise Price.    The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b)    Expiration Of Option.    An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(1)    Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(2)    One year after the date of the Participant’s termination of employment or service on account of Disability or death, unless in the case of death a shorter or longer period is designated in the Award Agreement. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c)    Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d)    Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e)    Transfer Restriction.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (1) two years from the date of grant of such Incentive Stock Option or (2) one year after the transfer of such shares of Stock to the Participant.

(f)    Expiration Of Incentive Stock Options.    No Award of an Incentive Stock Option may be made pursuant to this Plan after the Expiration Date (as defined in Section 13.2).

(g)    Right To Exercise.    During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4    Certificates For Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2    Coupled Stock Appreciation Rights.

(a)    A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b)    A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)    A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3    Independent Stock Appreciation Rights.

(a)    An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b)    An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4    Payment and Limitations on Exercise.

(a)    Payment of the amounts determined under Section 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b)    To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which may be denominated in a number of shares of Stock or in a dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2    Dividend Equivalents.

(a)    Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b)    Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.3    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.4    Restricted Stock Units.    Any Participant selected by the Committee may be granted an award of Restricted Stock Units in the manner determined from time to time by the Committee. The number of Restricted Stock Units shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Restricted Stock Unit award will not be issued until the Restricted Stock Unit award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Restricted Stock Units shall have no rights as a Company stockholder with respect to such Restricted Stock Units until such time as the Restricted Stock Units have vested and the Stock underlying the Restricted Stock Units has been issued.

8.5    Term.    The term of any Award of Performance Shares, Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Committee in its discretion.

8.6    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price of any Award of Performance Shares, Restricted Stock Units or Stock Payments; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

8.7    Exercise Upon Termination of Employment or Service.    An Award of Performance Shares, Dividend Equivalents, Restricted Stock Units and Stock Payments shall only be exercisable or payable while the Participant is an Employee, consultant to the Company or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Dividend Equivalents, Stock Payments or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.8    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.9    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3    Procedures With Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer may be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4    Beneficiaries.    Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5    Stock Certificates.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1    Adjustments.    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

11.2    Effect of a Change of Control.    If a Change of Control occurs and a Participant’s Awards are not assumed by the surviving or successor entity or its parent or Subsidiary and such successor does not substitute substantially similar awards for those outstanding under the Plan, such Awards shall become fully exercisable and/or payable as applicable, and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change of Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. The Committee shall have sole discretion to determine whether an Award has been assumed by the surviving or successor entity or its parent or Subsidiary or whether such successor has substituted substantially similar awards for those outstanding under the Plan in connection with a Change of Control.

11.3    Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

11.4    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.5    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1    Committee.    Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not “outside directors,” within the meaning of Section 162(m) of the Code the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and/or revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.2    Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)    Designate Participants to receive Awards;

(b)    Determine the type or types of Awards to be granted to each Participant;

(c)    Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e)    Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)    Decide all other matters that must be determined in connection with an Award;

(h)    Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4    Decisions Binding.    The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1    Effective Date.    The Plan is effective as of the date of its initial adoption by the Board (the “Effective Date”); provided that the Plan has been approved by the Company’s stockholders prior to such date.

13.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the date this Plan is approved by the Board or (ii) the date this Plan is approved by the Company’s stockholders or (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement. Each Award Agreement shall provide that it will expire on the tenth anniversary of the date of grant of the Award to which it relates.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1    Amendment, Modification, and Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that, to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. Notwithstanding any provision in this Plan to the contrary, no Award may be amended to reduce the price per share of the Stock subject to such Award below the exercise or purchase price, as applicable, as of the date the Award is granted without stockholder approval.

14.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1    No Rights to Awards.    No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2    No Stockholders Rights.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5    Unfunded Status of Awards.    The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7    Relationship to Other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12    Government And Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR AUSTRIA

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Austria.

2.    Definitions.    Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3.    Eligible Employees.    The Committee’s discretion with respect to Articles 11 and 12 of the Plan shall be exercised in such a way as to comply with Austrian law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

4.    Ex-gratia benefit.    The grant of an Award is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation; and even repeated granting will not create such obligation.

5.    Changes in Capital Structure.    The Committee’s discretion with respect to any adjustments pursuant to Article 11 will be exercised taking into fair consideration the circumstances why such adjustment is deemed appropriate.

6.    Committee’s Decisions.    The decisions of the Committee in connection with any interpretation of the Plan or in any dispute relating to an Award or other matters relating to the Plan shall be final and conclusive and binding on the relevant parties. It may only be revised by competent courts.

7.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Austrian law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR COSTA RICA

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Costa Rica.

2.    Definitions.    Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3.    Taxes/Withholding.    Each Participant shall be liable for any employer’s Costa Rican taxes or contributions to any government agency, excluding social security obligations, in respect of the grant, exercise, release or assignment of any Award or the acquisition, sale or other disposition of any Stock issued upon exercise of an Award and the Company may require, as a condition of exercise, that any liability it or any Parent or Subsidiary has to account for Costa Rican income or salary taxes or contributions to any governmental agency, excluding social security obligations, or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an Award granted pursuant to this Plan be satisfied by any of the following means (in addition to the Company’s or any Parent’s or Subsidiary’s right to withhold from any compensation paid or payable to the Participant an amount sufficient to satisfy such taxes and any withholding obligations) or by a combination of such means: (i) the Participant’s tender of a cash payment in an amount sufficient to satisfy such taxes and any withholding obligations; (ii) the Participant’s authorization of the Company or any Parent or Subsidiary to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the Award having a Fair Market Value equal to an amount sufficient to satisfy such taxes and any withholding obligations; provided, however, that no shares of Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) the Participant’s delivery of owned and unencumbered shares of Stock having a Fair Market Value equal to an amount sufficient to satisfy such taxes and any withholding obligations.

4.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Costa Rican law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR FRANCE

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing and providing services in France.

2.    Definitions.    Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3.    Eligible Employees.    Options may only be granted to Employees who, on the date of grant of such options, do not own Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary. Options may not be granted to consultants or Directors. Restricted Stock may not be issued to Employees residing and providing services in France.

4.    Date of Grant.    The date of grant for purposes of Options granted to Employees residing and providing services in France means the date on which the Committee makes the determination granting the Options to an Employee and determines the number of Options granted and the per share exercise price for the Stock to be issued pursuant to exercise of the Option.

5.    Time of Granting of Options.

(a)    If the Stock is listed on any established stock exchange or a national market system, Options cannot be granted (i) during the ten (10) trading sessions preceding and following the date on which the consolidated accounts or annual accounts of the Company are published and (ii) during a period (x) starting from the date on which the corporate bodies of the Company become aware of any information which, if published, could significantly affect the Company’s market price and (y) ending at the close of the tenth (10th) trading session following the publication of the information.

(b)    If the Stock is listed on any established stock exchange or a national market system, no Option may be granted less than twenty trading sessions after a coupon giving a right to a dividend or to a capital increase has been detached from the shares of Common Stock.

6.    Definition of Fair Market Value.    The Fair Market Value of a share of Stock shall be determined according to the provisions of the Plan, subject to the following limitations:

(a)    If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or (b) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall in no case be less than eighty per cent (80%) of the average of the closing sales price for a Share as quoted on said stock exchange market during the twenty market trading days prior to the day of the Committee’s decision to grant the Options; or

(b)    In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee in connection with the price held at the time of the last operation affecting the share capital of the Company, unless otherwise decided by the Committee by a well-founded decision, and in consideration of the applicable laws and regulations applicable at this date.

7.    Limitations on Exercise and Transfer.

(a)    No Option may be exercised prior to the expiration of a minimum period of one year following the date of grant. In addition, the shares of Stock acquired as a result of the exercise of all or part of the Option cannot be transferred by the Participant before the expiration of a three-year period which shall start running as from the expiration of the above mentioned period of one year.

(b)    The Stock acquired as a result of the exercise of an Option may however be immediately transferred upon the occurrence of one of the events referred to under Article 91-bis of appendix II to the French General Tax Code, i.e., the dismissal, retirement, invalidity or death of the Participant. In case of dismissal or retirement, the exception to the non-transferability deadline of the Stock shall be subject to the condition that the Option shall have been exercised at least three (3) months before the dismissal or the retirement.

8.    Adjustments to Exercise Price.    Any adjustment made to the exercise price of an Option and/or the number of Options shall not provide more advantages to the Participant than those which would result from any adjustments that would be made in accordance with the provisions of Article L 225-181 of the French business code (Code de Commerce).

9.    Consideration.    The consideration to be paid for the Stock to be issued upon exercise of an Option may consist of (a) cash, (b) check, or (c) such other consideration and method of payment for the issuance of Stock to the extent permitted by applicable laws.

10.    Nontransferability.    Options may not be transferred in any manner. Options may nevertheless be transferred to the heirs of a Participant and exercised by them within a period of six (6) months following the death of such Participant.

11.    Ex-gratia benefit.    The grant of an Award is an ex-gratia benefit. It is granted without any obligation; and even repeated granting will not create such obligation.

12.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of French law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR GERMANY

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Germany.

2.    Definitions.    Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3.    Eligible Employees.    The Committee’s discretion with respect to Articles 11 and 12 of the Plan will be exercised in a way complying with German law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

4.    Ex-gratia benefit.    The grant of an Award is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation; and even repeated granting will not create such obligation.

5.    Changes in Capital Structure.    The Committee’s discretion with respect to any adjustments pursuant to Article 11 will be exercised taking into fair consideration the circumstances why such adjustment is deemed appropriate.

6.    Taxes/Withholding.    Capital gains realized upon exercise of an Award are deemed to be a benefit in kind subject to income tax. Such gain is subject to the progressive income tax rate (19.9% to 48.5%) plus a solidarity surcharge of 5.5% thereon. The capital gain realized upon exercise of an option is determined by the difference between the fair market value of the shares at the time the options are exercised and the purchase price. The fair market value is defined on the basis of the prices quoted on the respective stock exchange or, if the shares are not listed, according to the so-called “Stuttgart appraisal formula” for unlisted shares of corporations.

The Company shall deduct wage tax from the gross salary of the Participant. Additionally, the usual social security contributions, up to the relevant maximum amount, have to be paid on the difference between the exercise price and the market value at the time the Award is exercised. If the regular salary of the Participant is not sufficient for the Company to deduct wage tax and pay such tax to the competent tax office, the Company shall request the Participant to pay the tax to the tax office directly. The Company shall inform the tax office of such request.

Capital gains from the sale of Stock are only subject to taxation, (i) if the sale takes place within one year from the purchase or (ii) if the Participant (or the predecessor in the case of a transfer of Stock without consideration), at any time during the five years preceding the sale, directly or indirectly held or holds a participation of 1% or more. Capital gains deriving from a disposal of Stock are tax exempt for Participants if the total gains from private disposal transactions (private Veräußerungsgeschäfte) in the respective calendar year amounts to less than € 512 p.a. and per person. To the extent that capital gains upon sale of Stock are subject to German income tax, 50% of such capital gains are subject to the progressive income tax rate plus a solidarity surcharge of 5.5% thereon.

In principle, 50% of the gross dividends received by Participants will be subject to income tax at the progressive tax rate plus solidarity surcharge. Investment income received by the Participant, including dividends and interest, after deduction of half the income-related expenses in economic connection with the dividends or the standard amount for income-related expenses of € 51 (€ 102 for married couples filing jointly), are tax-free up to the maximum amount of tax-free savings allowances of € 1,550 (or € 3,100 for married couples filing jointly).

7.    Insider Dealings.    Germany has adopted the EC-Directive on Insider Dealings. Insiders are, among others, persons who by virtue of their position as members of managing or supervisory boards of the issuing company or its subsidiaries or by their profession or work, have knowledge of not publicly known facts which may influence the market value of the securities issued. Insiders are subject to certain restrictions in selling or purchasing such securities or otherwise making use of their insider knowledge. Anyone in breach of those provisions will be liable to imprisonment or fine.

8.    Committee’s Decisions.    The decisions of the Committee in connection with any interpretation of the Plan or in any dispute relating to an Award or other matters relating to the Plan shall be final and conclusive and binding on the relevant parties. It may only be revised by competent courts.

9.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of German law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR ITALY

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Italy.

2.    Definitions.    Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3.    Committee Discretion.    The Committee’s discretion with respect to the Plan will be exercised in a way complying with the requirements under Italian law that awards under the Plan be offered on a non-discriminatory basis.

4.    Ex-gratia benefit.    The grant of an Award is an ex-gratia benefit. It is granted without any obligation; and even repeated granting will not create such obligation.

5.    Privacy.    The processing of an Participant’s personal data shall be handled in such a manner as to comply with the Italian Data Protection Act.

6.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Italian law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR SWEDEN

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Sweden.

2.    Definitions.    Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3.    Taxes/Withholding.    In the Committee’s discretion, each Participant may be liable for any social charges payable by the Participant’s employer in respect of the exercise of an Award and, as a condition of exercise of the Award, any liability that the Company or any Parent or Subsidiary has to account for Swedish social charges or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock pursuant to the Award shall be satisfied by Participant through one or a combination of the following means, in the discretion of the Committee:

(i)    the withholding by the Company or any Parent or Subsidiary from any compensation paid or payable to the Participant an amount sufficient to satisfy such social charges and any withholding obligations;

(ii)    the Participant’s tender of a cash payment in an amount sufficient to satisfy such social charges and any withholding obligations;

(iii)    the Participant’s authorization of the Company or any Parent or Subsidiary to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the award having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations; provided, however, that no shares of Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(iv)    the Participant’s delivery of owned and unencumbered shares of Stock having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations.

Each Participant shall sign a set-off consent regarding the foregoing withholding provisions.

4.    Privacy.    The processing of a Participant’s personal data shall be handled in such a manner as to comply with the Swedish Data Act.

5.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Swedish law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR UNITED KINGDOM

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing and providing services in the United Kingdom.

2.    Definitions.    Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3.    Taxes/Withholding.    In the Committee’s discretion, each Participant may be liable for any employer’s United Kingdom National Insurance Contribution in respect of the grant, exercise, release or assignment of any Award or the acquisition, sale or other disposition of any Stock issued upon exercise of an Award and the Company may require, as a condition of grant, exercise or settlement of an Award, that any liability it or any Parent or Subsidiary has to account for United Kingdom income tax under the Pay As You Earn system and employer or employee National Insurance Contributions or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an Award granted pursuant to this Plan be satisfied by any of the following means (in addition to the Company’s or any Parent’s or Subsidiary’s right to withhold from any compensation paid or payable to the Participant an amount sufficient to satisfy such withholding obligations) or by a combination of such means: (i) the Participant’s tender of a cash payment in an amount sufficient to satisfy such withholding obligations; (ii) the Participant’s authorization of the Company or any Parent or Subsidiary to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the Award having a Fair Market Value equal to an amount sufficient to satisfy such withholding obligations; provided, however, that no shares of Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) the Participant’s delivery of owned and unencumbered shares of Stock having a Fair Market Value equal to an amount sufficient to satisfy such withholding obligations.

4.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of United Kingdom law may be applied.

Appendix C

AMENDED AND RESTATED DIRECTOR OPTION PLAN

ARTHROCARE CORPORATION

AMENDED AND RESTATED DIRECTOR OPTION PLAN

1.    Purposes of the Plan.    The purposes of this Amended and Restated Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Award” means an Option or a Restricted Stock award granted to an Outside Director pursuant to the Plan.

(b)    “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Change of Control” means and includes each of the following:

(i)    the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(A)    an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B)    an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this subsection (d): an acquisition of the Company’s securities by the Company that causes the Company’s voting securities beneficially owned by a person or group to represent fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(ii)    during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (i) or (iii) of this subsection (d)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)    the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A)    which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)    after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning fifty percent (50%) or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv)    the Company’s stockholders approve a liquidation or dissolution of the Company.

The Board shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Common Stock” means the Common Stock of the Company.

(g)    “Company” means ArthroCare Corporation, a Delaware corporation.

(h)    “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(i)    “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director.

(j)    “Director” means a member of the Board.

(k)    “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(l)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)    If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(n)    “Option” means a stock option granted pursuant to the Plan.

(o)    “Optioned Stock” means the Common Stock subject to an Option.

(p)    “Outside Director” means a Director who is not an Employee or Consultant.

(q)    “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(r)    “Participant” means an Outside Director who receives an Award.

(s)    “Plan” means this Amended and Restated Director Option Plan.

(t)    “Restricted Stock” means Shares awarded to a Participant pursuant to Section 4 of the Plan that are subject to certain restrictions and to risk of forfeiture.

(u)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(v)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 690,000 Shares (the “Pool”) of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If any shares of Restricted Stock are forfeited by a Participant in accordance with the provisions of Section 4, such shares of Restricted Stock shall be restored to the total number of shares available for Awards pursuant to the Plan.

4.    Administration of and Grants of Awards under the Plan.    The Plan shall be administered by the Board or a committee of the Board to which the Board delegates administration of the Plan. The term “Board” shall also refer to any committee to which such authority has been delegated. Notwithstanding the foregoing, no person shall have any discretion to select which Outside Directors shall be granted Awards or to determine the number of Shares to be covered by Awards granted to Outside Directors. All grants of Awards to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the provisions of the Plan; provided, however, that the Board shall have the power to interpret the Plan and prescribe, amend and rescind rules and regulations relating to it.

(a)    Automatic Grants.

(i)    Each Outside Director who becomes a Director following the Effective Date shall be automatically granted (A) an Option to purchase 25,000 Shares (a “First Option”) and (B) 2,500 shares of Restricted Stock (a “First Restricted Stock Grant”), on the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

(ii)    Each Outside Director shall be automatically granted (A) an Option to purchase 10,000 Shares (a “Subsequent Option”), and (B) 1,500 shares of Restricted Stock (a “Subsequent Restricted Stock Grant”), on the date of the Company’s Annual Meeting of Shareholders upon such Outside Director’s re-election (commencing on the Effective Date), if on such date, such Outside Director shall have served on the Board for at least six (6) months.

(b)    Terms of Restricted Stock.

(i)    Restricted Stock shall be subject to forfeiture upon the terms and conditions set forth in this Section 4(b). Upon termination of a Participant’s service as a Director, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Board may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

(ii)    Restricted Stock shall be subject to such further restrictions on transferability and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

(iii)    Each First Restricted Stock Grant awarded pursuant to the Plan shall vest and be released from the forfeiture restrictions thereon in installments cumulatively as to twenty-five percent (25%) of the Shares subject to the First Restricted Stock Grant on each anniversary of its date of grant, subject to the Participant’s continuing service as a Director.

(iv)    Each Subsequent Restricted Stock Grant awarded pursuant to the Plan shall vest and be released from the forfeiture restrictions thereon in installments cumulatively as to as to twelve and one-half percent (12 1/2%) of the Shares subject to the Subsequent Restricted Stock Grant on the first day of each month following its date of grant, subject to the Participant’s continuing service as a Director.

(iv)    In the event of the forfeiture of any Restricted Stock, the Company shall have the right to reacquire all or any portion of such Shares without the payment of consideration in any form to such Participant, and the Participant shall unconditionally forfeit any right, title or interest to such Restricted Stock. All forfeited Restricted Stock shall be transferred and delivered to the Company.

(v)    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Board shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

(c)    Terms of Options.

(i)    The terms of a First Option granted hereunder shall be as follows:

(A)    The term of the First Option shall be ten (10) years.

(B)    The First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

(C)    The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option.

(D)    The First Option shall become exercisable in installments cumulatively as to twenty-five percent of the Shares subject to the First Option on each anniversary of its date of grant.

(ii)    The terms of a Subsequent Option granted hereunder shall be as follows:

(A)    The term of the Subsequent Option shall be ten (10) years.

(B)    The Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof,

(C)    The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

(D)    The Subsequent Option shall become exercisable as to twelve and one-half percent (12 1/2%) of the Shares subject to the Subsequent Option on the first day of each month following its date of grant.

(d)    In the event that any Award granted under the Plan would cause the number of Shares subject to outstanding Awards plus the number of Shares previously issued pursuant to Awards to exceed the Pool, then the remaining Shares available for grant shall be granted under Awards to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board to increase the number of Shares which may be issued under the Plan; provided, further that such Awards shall not be exercisable until such time, if any, as the increase approved by the Board is approved by the shareholders.

5.    Eligibility.    Awards may be granted only to Outside Directors. All Awards shall be automatically granted in accordance with the terms set forth in Section 4 hereof. An Outside Director who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards in accordance with such provisions.

The Plan shall not confer upon any Participant any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6.    Term of Plan.    The Plan shall become effective upon the date of its approval by the shareholders of the Company (the “Effective Date”). It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7.    Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Award, including the method of payment, shall consist of (i) cash, (ii) check, (iii) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (iv) any combination of the foregoing methods of payment.

8.    Exercise of Options.

(a)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof. An Option may not be exercised for a fraction of a Share.

(i)    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

(ii)    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Continuous Status as a Director.    In the event a Participant’s Continuous Status as a Director terminates (other than upon the Participant’s death or total and permanent disability (as defined in Section 22(e) (3) of the Code)), the Participant may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Participant was not entitled to exercise an Option at the date of such termination, and to the extent that the Participant does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(c)    Disability of Participant.    In the event a Participant’s Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e) (3) of the Code), the Participant may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Participant was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d)    Death of Participant.    In the event of a Participant’s death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Participant was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Participant was not entitled to exercise an Option at the date of death, and to the extent that the Participant’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9.    Non-Transferability of Awards.    Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

10.    Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

(c)    Change of Control.    Notwithstanding anything to the contrary in this Plan, in the event of a Change of Control, then (i) with respect to Awards held by Participants in the Plan whose status as a Director has not terminated prior to such event, the vesting of such Awards shall be accelerated and made fully exercisable and/or all forfeiture restrictions on such Awards shall lapse at least ten (10) days prior to the effective time of the Change of Control (and the Award shall be terminated if not exercised prior to the effective time of such Change of Control), and (ii) any other Awards outstanding under the Plan shall be terminated if not exercised prior to the effective time of the Change of Control.

11.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)    Effect of Amendment or Termination.    Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated.

12.    Time of Granting Awards.    The date of grant of an Award shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Award is so granted within a reasonable time after the date of such grant.

13.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Award or otherwise unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained,

14.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.    Award Agreements.    Awards shall be evidenced by written award agreements in such form as the Board shall approve.

16.    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

17.    Foreign Participants.    In order to assure the viability of Awards granted to Participants residing in foreign countries, the Board may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Board may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

ARTHROCARE CORPORATION

AMENDED AND RESTATED DIRECTOR OPTION PLAN

APPENDIX

FOR SWEDEN

1.    Application.    This Appendix shall apply in relation to Awards granted to Participants residing in Sweden.

2.    Definitions.    Definitions as set out in Section 2 of the Plan are applicable to this Appendix.

3.    Taxes/Withholding.    In the discretion of the Board, each Participant may be liable for any social charges payable by the Company in respect of the grant or exercise of an Award and, as a condition of grant or exercise of an Award, any liability that the Company or any Parent or Subsidiary has to account for Swedish social charges or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares pursuant to the Award shall be satisfied by the Participant through one or a combination of the following means, in the discretion of the Administrator:

(i)    the withholding by the Company or any Parent or Subsidiary from any amounts paid or payable to the Participant an amount sufficient to satisfy such social charges and any withholding obligations;

(ii)    the Participant’s tender of a cash payment in an amount sufficient to satisfy such social charges and any withholding obligations;

(iii)    the Participant’s authorization of the Company or any Parent or Subsidiary to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the award having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations; provided, however, that no shares of Common Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(iv)    the Participant’s delivery of owned and unencumbered shares of Common Stock having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations.

Each Participant shall sign a set-off consent regarding the foregoing withholding provisions.

4.    Privacy.    The processing of a Participant’s personal data shall be handled in such a manner as to comply with the Swedish Data Act.

5.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Swedish law may be applied.

ArthroCare

Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 26, 2004

The stockholders hereby appoint Michael A. Baker and Fernando V. Sanchez, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ArthroCare Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:30pm Pacific Time on May 26, 2004 at Company’s principal executive offices, and any adjournment or postponement thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS.

IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES

LISTED ON THE REVERSE SIDE, FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ARTHROCARE CORPORATION

THE DIRECTORS RECOMMEND A VOTE “FOR”

ITEMS 1, 2, 3, 4 AND 5

Vote on Director

1.	To elect as Directors of ArthroCare Corporation the nominees listed below.				For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	01)	Michael A. Baker	05)	Tord B. Lendau	☐	☐	☐

	02)	Barbara D. Boyan, PhD	06)	Jerry P. Widman

	03)	David F. Fitzgerald	07)	Peter L. Wilson

	04)	James G. Foster

Vote on Proposals

		For	Against	Abstain
2.	Proposal to approve the amendment and restatement of the Company’s 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares.	☐	☐	☐

3.	Proposal to approve the amendment and restatement of the Company’s 2003 Incentive Stock Plan to (a) increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares and (b) provide for the ability to issue stock appreciation rights, restricted stock units, dividend equivalents, performance awards and stock payments, in addition to stock options and restricted stock awards.	☐	☐	☐

4.	Proposal to approve the amendment and restatement of the Company’s 1995 Director Option Plan to (a) provide for the ability to issue restricted stock awards in addition to non-statutory options, and (b) provide new formulas for the issuance of both restricted stock awards and non-statutory options to purchase the Company’s Common Stock.	☐	☐	☐

5.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the 2004 fiscal year.	☐	☐	☐

In their discretion, the proxies named on the front of this card are authorized to vote upon such other matters as may properly come before the 2004 Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as director if any of the above nominees are unable to serve.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date